TABLE OF CONTENTS

Our Message to You                                                             1
Portfolio Manager's Commentary and Schedule of Investments
  Janus Flexible Income Fund                                                   3
  Janus Federal Tax-Exempt Fund                                                7
  Janus Intermediate Government Securities Fund                               10
  Janus Short-Term Bond Fund                                                  11
  Janus Money Market Fund                                                     13
  Janus Government Money Market Fund                                          16
  Janus Tax-Exempt Money Market Fund                                          17
Notes to Schedule of Investments                                              18
Statements of Operations - Bond Funds                                         19
Statements of Assets and Liabilities - Bond Funds                             20
Statements of Changes in Net Assets - Bond Funds                              21
Financial Highlights - Bond Funds                                             22
Statements of Operations - Money Market Funds                                 24
Statements of Assets and Liabilities - Money Market Funds                     24
Statements of Changes in Net Assets - Money Market Funds                      25
Financial Highlights - Money Market Funds                                     26
Notes to Financial Statements                                                 27
Report of Independent Accountants                                             29



PERFORMANCE INFORMATION

     Performance Overview Graphs on the following pages compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through October 31, 1995.

     When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that comprise the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

     You will see average annual total returns quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

AN EXPLANATION OF THE SCHEDULE OF INVESTMENTS

     Following the performance overview graph is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security represents its value on the last day of the reporting period. Funds that own securities denominated in foreign currencies convert the value of their securities into U.S. dollars. Funds that invest primarily in foreign securities also provide a summary of investments by country. This summary reports the fund's exposure in different countries by indicating the percentage of securities invested in each country.

AN EXPLANATION OF THE FORWARD FOREIGN CURRENCY CONTRACT TABLE

     A table listing forward foreign currency contracts will follow each fund's Schedule of Investments (if applicable). Forward foreign currency contracts represent agreements to deliver or receive a preset amount of currency at a future date. Foreign currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.

     The table provides the foreign currency being sold and the settlement date, the amount sold, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

OUR MESSAGE TO YOU

Dear Shareholders:

     The beginning of the fixed-income rally coincided almost exactly with the start of our fiscal year on November 1, 1994. Although the Federal Reserve Board continued to raise short-term interest rates as late as February 1, 1995, rates in the intermediate and long sectors of the bond market (maturities of 5-30 years), peaked much earlier and then began to decline. The bond rally correctly anticipated that the economy would soon begin to slow, even though Gross Domestic Product (GDP) hit an annual rate of 5.1% in the final quarter of 1994. Bonds also correctly anticipated that inflation, unlike in previous recoveries, would remain low. By mid-year, economic data had turned mixed, growth was proceeding at a moderate pace, and intermediate- and long-term interest rates continued to decline.

TREASURY YIELDS

--------------------------------------------------------------------------------
                                        October 31,   April 30,    October 31,
                                          1994          1995          1995
30-Year Treasury Bond                     7.97%         7.34%         6.33%
10-Year Treasury Note                     7.81          7.05          6.02
Treasury Bills                            6.14          6.31          5.55
--------------------------------------------------------------------------------

HOW BOND SECTORS PERFORMED

     Investment-Grade Corporate Bonds. Investment-grade corporate bonds (those rated BBB or better by Standard & Poor's Rating Services) tend to respond in line with Treasury issues to changes in interest rates. They also offer higher yields. The good business climate and declining interest rates we have enjoyed this year provided ideal conditions for the corporate market. These conditions helped mitigate the risk of deterioration in corporate balance sheets (also known as credit risk). As a result, corporate bonds have done extremely well this year.

     High-Yield Bonds. High-yield/high-risk (junk) bonds have also provided excellent returns. With rates declining and credit quality improving, the yields on these bonds were very attractive.

     Municipals Faltered. Municipal bonds underperformed the taxable market due primarily to the flat-tax debate in Congress. A flat tax could potentially lower the tax advantage of municipal bonds and make their lower yields less competitive.

     International Markets Continued to Underperform. Although interest rates have remained somewhat higher in Europe, the strength in the U.S. dollar against most foreign currencies has made foreign debt less attractive. Mexico continues to be a minefield due to the devaluation of the peso, which has severely eroded returns for foreign investors. We have not purchased many foreign bonds this year, and those we do own are short-term.

ECONOMIC TRENDS

     The Economy Landed Softly. The economy slowed sufficiently to avoid higher inflation but not enough to cause a recession. It is still uncertain whether the current soft landing is an exception to the typical business cycle or the beginning of a new trend. Usually an economic boom brings increasing inflation, and interest rates must rise to choke off growth. If we are indeed seeing a new cyclical trend - one that does not frequently include recession - we can thank technology and the additional flexibility it has brought to the marketplace. Leaner, more streamlined operations allow businesses to absorb costs and adjust quickly to consumer demand, while global competition in labor and manufacturing holds down prices.

     Inflation Was Subdued. Inflation has not posed a problem during the recent recovery because business has been able to absorb the increased cost of raw materials by more efficient production. As a result, cost increases have not reached either the wholesale or retail buyer. Streamlined operations and international competition have also kept the lid on labor costs, which, along with the cost of raw materials, have been the driving forces behind inflation in past cycles. In the month of September, for example, unit labor costs (the cost of labor embedded in each individual product) was unchanged compared to September 1994. This is the first time in 30 years unit labor costs have not risen from the previous year.

     The Mid-Year Rise in Inventories. In 1994 GDP was a robust 4.1%, and then slowed to an annual rate of 2.8% and 1.3% in the first and second calendar quarters of 1995. This was well within the 2%-3% range that is sustainable without higher inflation in mature economies such as the U.S. In July, the Federal Reserve Board lowered short-term interest rates. Why did growth slow? One reason was that the higher interest rates of 1994 were finally beginning to bite. Consumer and business loans were more expensive and had discouraged prospective buyers of homes, cars, and furniture. Slowing demand meant inventories accumulated in corporate warehouses and on the lots at auto dealerships. More supply, less demand, meant lower inflation. Due to the increased flexibility in corporate America the excess inventory was worked off quickly, however, and by the third quarter of 1995 annualized GDP growth jumped to 4.2%. But even as this data was released in late October, retail demand turned sluggish and was also waning in the manufacturing sector. The price of industrial commodities (fuel, copper, steel, etc.) had gone into decline. Clearly, the economy was bouncing around, but business was able to adjust and overall growth remained moderate.

     The Dollar Gathered Strength. After a historic decline against the Japanese yen and the German mark, the U.S. dollar began to strengthen in 1995. This was good news for the bond market. A stronger dollar reduces the possibility of inflation and means more buying power for the U.S. consumer, because imported goods are less expensive. A weak dollar makes foreign goods more expensive, and can eventually fuel inflation.

     Fiscal Crises Helped Keep Interest Rates Low. While the default of Orange County, California, and the devaluation of the Mexican peso caused nervousness in the fixed-income markets, these events also tended to lower investors' expectations for economic growth. The bond market likes a slow-growth, low-inflation environment. Even the demise of Barings Securities and more recently the troubles at Daiwa Bank, where rogue traders

                   Janus Funds October 31, 1995 Annual Report

OUR MESSAGE TO YOU

hid huge losses, helped create demand in the fixed-income markets when investors sought safety in U.S. Treasury and corporate issues. The chart below illustrates how financial crises often coincide with a downturn in U.S. interest rates, and poses the question: Will the current financial crisis in Japanese banking be the next event to push rates lower? We don't know, but the argument is interesting nonetheless.

FINANCIAL CRISES CAN INFLUENCE U.S. INTEREST RATES

[line graph]

A graphic illustration of the 30 Year Treasury Yield. The "y" axis reflects interest rates from 5% to 13%. The "x" axis reflects the computation period from 1968 through 1994. The graph illustrates through certain economic events how financial crises can coincide with the decline in U.S. interest rates.

Source: ISI

     The Budget Debate. The budget debate in Washington and the current push for fiscal responsibility is another important factor in the performance of the bond market. Congress' focus on curbing the deficit helped support bond prices this year and a responsible budget agreement would very likely have a positive impact going forward.

HOW OUR FUNDS PERFORMED

     We Were Too Conservative Early in the Year. Our fixed-income funds were defensive early in the year when the economy was still growing very rapidly. We held cash and shorter maturities in many of our portfolios, and some Funds were hedged with bond and note futures to protect against price declines. We believed the risk of higher inflation and higher interest rates outweighed the potential reward of a more aggressive position. As a result, we underperformed against several of our benchmark indexes. Janus Flexible Income Fund was able to make up much of the lost ground during the year. The Fund's modest underperformance still seems a relatively small price to pay given the effect higher interest rates could have had on bond prices. By mid-year all our funds were positioned to take advantage of stable or lower interest rates, and that remains our current strategy.

JANUS HIGH-YIELD FUND

     Janus  High-Yield  Fund will open on December 29, 1995.  The Fund's primary
objective   is   to   provide    maximum   income    through    investments   in
high-yield/high-risk (junk) securities.

     Ron Speaker will manage Janus High-Yield Fund. Ron believes careful, detailed research is key to the long-term performance of non-investment grade securities, which are among the most aggressive instruments in the fixed-income spectrum. The Fund is appropriate for investors who want higher yield than can be obtained from investment-grade securities and who can tolerate additional risk to achieve their objective.(1)

NEW PORTFOLIO MANAGERS IN 1996

     Effective January 1, 1996, Sandy Rufenacht will take over portfolio responsibilities for Janus Intermediate Government Securities Fund and Janus Short-Term Bond Fund. Sandy started with Janus in 1990 as a senior accountant, but for the last four years has been a fixed-income analyst working with Ron Speaker on Janus Flexible Income Fund, Janus Short-Term Bond Fund, and Janus Intermediate Government Securities Fund.

     Darrell Watters will also take over Janus Federal Tax-Exempt Fund on January 1. Darrell has been a municipal bond trader at Janus since 1993. Before joining Janus, Darrell worked on the Chicago Stock Exchange and as a municipal bond trader at a national brokerage firm.

     Both Sandy and Darrell have done an excellent job at Janus and we believe they will be fine additions to our portfolio management team.

     We appreciate your investment with Janus.


     /s/ Thomas H. Bailey
     Thomas H. Bailey
     Chairman


------------------------------
(1) For a prospectus containing more complete information, including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money.


                   Janus Funds October 31, 1995 Annual Report

JANUS FLEXIBLE INCOME FUND                  Portfolio Manager, Ronald V. Speaker

PERFORMANCE REVIEW

     Janus Flexible Income Fund moderately underperformed the Lehman Government/Corporate Bond Index for the fiscal year ended October 31, 1995. The Fund had a return of 15.35%, versus 16.16% for the Lehman Index. Both returns include reinvested dividends.

     Underperformance was the result of the Fund's conservative position early in the year, when the Federal Reserve was still pushing up short-term interest rates and the economy was experiencing a strong recovery. Gross Domestic Product
(GDP) grew at an annual rate of 5.1% in the last calendar quarter of 1994. When signs of moderate growth appeared early in 1995, the Fund became more fully invested and results improved. Since the end of January the Fund has performed in line with the Lehman Index, returning 15.72% versus 15.61% for the Index.

FUND STRATEGY

     To take advantage of the decline in interest rates, the Fund deployed cash in two areas: investment-grade corporate bonds, and U.S. Treasury issues. The portfolio's weighted average maturity was also extended from 10.4 to 13.7 years. Investment-grade corporate bonds increased from 32% of assets at the end of October 1994 to 39% by the end of April 1995. U.S. Treasury securities increased from zero to 19%.

     This strategy has served the Fund well. A good market in initial public offerings of convertible securities, which have performed in line with this year's strong equities market, has also helped performance.

PORTFOLIO ASSET MIX

     The portfolio is currently positioned to take advantage of stable to lower interest rates.

--------------------------------------------------------------------------------
     Investment-Grade Corporate Bonds                      39%
     High-Yield/High-Risk Bonds                            37%
     U.S. Government Bonds                                 13%
     Foreign Bonds                                          4%
     Preferred Stock                                        1%
     Cash                                                   6%
--------------------------------------------------------------------------------

     As of fiscal year end, the portfolio's weighted average maturity was 12.8 years, compared to 9.58 years for the Lehman Index. This reflects a continuing positive outlook for the bond market. Average modified duration (a theoretical measure of price volatility) was 6.7 years, and 30-day yield stood at 7.39%. The average rating of all securities in the portfolio was BBB.

PORTFOLIO HOLDINGS

     The Fund's investment-grade corporate holdings include high-quality banks and financial institutions such as First National Bank of Boston, First Union, BankAmerica, and NationsBank. Industrial corporations include IBM, Ford Motor Credit, GMAC, and TCI Communications.

     The Fund's weighting in high-yield/high risk (junk) bonds is less than last year. Our average weighting was over 40% in 1994, versus 37% at the end of October 1995. We have become more cautious on credit quality as the economy slows. Also, as interest rates decline, there are attractive capital gains opportunities in long-term investment-grade bonds. The high-yield securities we own are solid performers or special situations where we are comfortable with our analysis. Grocery stores are overweighted in the high-yield sector due to their consistent revenue streams.

     U.S. Treasury issues have performed well this year, and are mostly in 10-year maturities, with a small position in 30-year bonds. These longer-term bonds should provide more capital appreciation if interest rates continue to decline.

     A position in German bonds was established this summer when the German economy looked to be slowing in tandem with the U.S. The German bonds pay higher yields than U.S. bonds.

GOING FORWARD

     There are many reasons to be optimistic about the bond market heading into 1996. Moderate economic growth and low inflation should continue to exert downward pressure on interest rates and boost fixed-income prices. Weak retail sales, including big ticket items such as automobiles, as well as slower order flow at the manufacturing level, all suggest the economy is slowing. The third quarter jump in the annual rate of GDP growth (to 4.2%) appears to be tapering off. GDP growth of 2%-3% is more sustainable.

     The current budget debate in Washington needs to be monitored closely, however. A productive and responsible budget accord is critical, and would have a long-term positive impact on the debt markets. Inflation data and political developments will be a focus of attention in the coming months.

     Thank you for your continued investment in Janus Flexible Income Fund.


                   Janus Funds October 31, 1995 Annual Report

JANUS FLEXIBLE INCOME FUND                  Portfolio Manager, Ronald V. Speaker

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government Corporate Bond Index. Janus Flexible Income Fund is represented by a solid blue line. The
Lehman Brothers Government Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 2, 1987, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($21,007) as compared to the Lehman Brothers Government Corporate Bond Index ($21,067). There is a legend in the upper left quadrant of the graph which indicates Janus Flexible Income Fund's one-year, five-year and since inception (July 2, 1987) average annual total returns as 15.35%, 13.98%, and 9.29%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.



                  JANUS FLEXIBLE INCOME FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Corporate Bonds - 75.9%
Aerospace and Defense - 0.6%
$      3,000,000   Alliant Techsystems, Inc., 11.75%
                   senior subordinated notes, due 3/1/03        $      3,285,000
Agriculture - 0.9%
       5,000,000   Hines Horticulture, Inc., 11.75%
                   senior subordinated notes, due 10/15/05+            5,100,000
Auto and Truck - 2.4%
      13,500,000   General Motors Corp., 7.40%
                   debentures, due 9/1/25                             13,786,875
Auto Parts - Original - 0.6%
       3,500,000   Harvard Industries, Inc., 11.125%
                   senior notes, due 8/1/05+                           3,548,125
Broadcasting, Radio and Television - 5.3%
       3,000,000   CF Cable TV, Inc., 11.625%
                   senior notes, due 2/15/05                           3,255,000
       2,000,000   Heartland Wireless Communications, Inc., 13.00%
                   senior notes, due 4/15/03+                          2,095,000
       4,000,000   Marcus Cable Co. L.P., 11.875%
                   debentures, due 10/1/05                             4,070,000
       5,500,000   Pegasus Media & Communications, Inc., 12.50%
                   notes, due 7/1/05+                                  5,541,250
       3,000,000   Rogers Cablesystems of America, 10.00%
                   senior secured second priority notes,
                   due 3/15/05                                         3,150,000
      12,500,000   Viacom, Inc., 8.00%
                   subordinated debentures, due 7/7/06                12,375,000
                                                                      30,486,250

Principal Amount                                                    Market Value
----------------                                                    ------------
Building Materials - 1.1%
                  USG Corp.:
$      5,000,000   8.50% senior notes, due 8/1/05               $      5,156,250
       1,325,000   8.75% sinking fund debentures, due 3/1/17           1,349,844
                                                                       6,506,094
Captive Finance - Auto - 3.5%
      10,000,000   Ford Motor Credit Corp., 7.75%
                   notes, due 3/15/05                                 10,650,000
      10,000,000   General Motors Acceptance Corp., 6.625%
                   notes, 10/15/05                                     9,875,000
                                                                      20,525,000
Commercial Services - 0.4%
       2,075,000   Primeco, Inc., 12.75%
                   senior subordinated notes, due 3/1/05               2,150,219
Computer Software and Services - 0.7%
       3,500,000   SHL Systemhouse, Inc., 12.25%
                   senior subordinated notes, due 9/1/01               4,348,750
Computers - 3.1%
      17,000,000   IBM Corp., 7.50%
                   debentures, due 6/15/13                            17,871,250
Electrical Equipment - 0.3%
       2,000,000   Westinghouse Electric Corp., 8.625%
                   debentures, due 8/1/12                              2,005,000
Electronics - 1.6%
       9,250,000   Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05              9,065,000


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                  JANUS FLEXIBLE INCOME FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Entertainment - 4.1%
$      3,000,000   GNF Corp., 10.625%
                   first mortgage bonds, due 4/1/03             $      2,617,500
       2,000,000   Premier Parks, Inc., 12.00%
                   senior notes, due 8/15/03+                          2,060,000
       1,000,000   Rio Hotel & Casino, Inc., 10.625%
                   senior subordinated notes, due 7/15/05+               975,000
       3,000,000   Station Casinos, Inc., 9.625%
                   senior subordinated notes, due 6/1/03               2,872,500
                   Time Warner, Inc.:
      10,000,000   7.75% notes, due 6/15/05                           10,187,500
       5,000,000   8.11% notes, due 8/15/06                            5,218,750
                                                                      23,931,250
Financial - Bank Commercial - 7.0%
       6,000,000   Bank of Boston Co., 6.625%
                   subordinated notes, due 12/1/05                     5,910,000
       1,065,000   Centerbank, 8.375%
                   subordinated notes, due 10/1/02                     1,083,638
       2,500,000   Chemical Banking Corp., 6.70%
                   subordinated notes, due 8/15/08                     2,443,750
      14,500,000   First National Bank of Boston, 8.00%
                   subordinated notes, due 9/15/04                    15,587,500
      10,000,000   First Union Corp., 7.05%
                   subordinated notes, due 8/1/05                     10,162,500
       5,000,000   NationsBank Corp., 7.75%
                   subordinated notes, due 8/15/15                     5,237,500
                                                                      40,424,888
Financial - Bank Money Center - 1.7%
      10,000,000   BankAmerica Corp., 6.75%
                   subordinated notes, due 9/15/05                     9,975,000
Financial - Savings/Loan/Thrift - 0.4%
       2,435,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                            2,477,613
Food Processing - 5.5%
                  Borden, Inc.:
       3,000,000   9.20% debentures, due 3/15/21                       3,348,750
       8,500,000   7.875% debentures, due 2/15/23                      8,319,375
      10,000,000   Nabisco, Inc., 7.55%
                   debentures, due 6/15/15                            10,037,500
      10,000,000   Ralston Purina Co., 7.875%
                   debentures, 6/15/25                                10,500,000
                                                                      32,205,625
Food Wholesale - 0.7%
       4,000,000   Dominick's Finer Foods, Inc., 10.875%
                   senior subordinated notes, due 5/1/05               4,200,000
Forest Products and Paper - 0.7%
       4,000,000   Repap New Brunswick, Inc., 9.875%
                   senior notes, due 7/15/00                           4,090,000
Homebuilders - 0.2%
       1,000,000   M.D.C. Holdings, Inc., 11.125%
                   senior notes, due 12/15/03                            935,000
Insurance - Life - 2.8%
      11,000,000   Delphi Financial Group, Inc. 8.00%
                   senior notes, due 10/1/03                          10,670,000
       5,000,000   Life Partners Group, Inc., 12.75%
                   senior subordinated notes, due 7/15/02              5,525,000
                                                                      16,195,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Insurance - Multiline - 2.8%
$     10,000,000   Leucadia National Corp., 10.375%
                   senior subordinated notes, due 6/15/02       $     10,825,000
       5,000,000   Liberty Mutual, 8.50%
                   notes, due 5/15/25+                                 5,337,500
                                                                      16,162,500
Insurance - Property and Casualty - 1.5%
       9,000,000   Orion Capital Corp., 7.25%
                   senior notes, due 7/15/05                           8,988,750
Medical - Hospital Management Services - 3.4%
                  Tenet Healthcare Corp.:
       3,000,000   9.625% senior notes, due 9/1/02                     3,232,500
      10,000,000   8.625% senior notes, due 12/1/03                   10,250,000
       6,000,000   10.125% senior subordinated notes,
                   due 3/1/05                                          6,480,000
                                                                      19,962,500
Oil and Gas - Domestic - 2.4%
       3,000,000   Coastal Corp., 7.75%
                   debentures, due 10/15/35                            2,988,750
       3,000,000   Noram Energy Corp., 8.00%
                   debentures, due 1/15/97                             3,000,000
       7,670,000   Texas Eastern Transmission Corp., 10.00%
                   sinking fund debentures, due 10/1/11                8,139,788
                                                                      14,128,538
Oil and Gas - International - 0.9%
       5,000,000   Texaco Capital, Inc., 7.50%
                   debentures, due 3/1/43                              5,143,750
Packaging and Containers - 2.6%
                  Stone Container Corp.:
      10,500,000   11.00% senior subordinated notes,
                   due 8/15/99                                        10,736,250
       4,000,000   11.50% senior subordinated notes,
                   due 9/1/99                                          4,100,000
                                                                      14,836,250
Personal Credit - 0.9%
       5,000,000   Household Finance Corp., 7.65%
                   notes, due 5/15/07                                  5,368,750
Publishing and Printing - 1.2%
       7,000,000   News America Holdings, Inc., 7.75%
                   notes, due 2/1/24                                   6,912,500
Retail - Grocery - 3.2%
       2,450,000   Food 4 Less Supermarkets, Inc., zero coupon
                   senior discount notes, due 7/15/05                  1,102,500
      18,000,000   Ralph's Grocery Co., 11.00%
                   senior subordinated notes, due 6/15/05             17,482,500
                                                                      18,585,000
Retail - Special Line - 0.4%
       2,076,000   Pier 1 Imports, Inc., 11.50%
                   subordinated debentures, due 7/15/03                2,122,710
Telecommunications - 4.6%
       3,225,000   A+ Communications, Inc., 11.875%
                   senior subordinated notes, due 11/1/05              3,225,000
       5,000,000   CAI Wireless Systems, Inc., 12.25%
                   senior notes, due 9/15/02                           5,300,000
      12,500,000   TCI Communications, Inc., 8.00%
                   senior notes, due 8/1/05                           12,968,750
       3,250,000   WinStar Communications, Inc., zero coupon
                   units, due 10/15/05+                                5,037,500
                                                                      26,531,250


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                  JANUS FLEXIBLE INCOME FUND October 31, 1995

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications Equipment - 1.8%
$     10,000,000   Wireless One, Inc., 13.00%
                   units, due 10/15/03                          $     10,350,000
Tobacco - 1.3%
       7,000,000   RJR Nabisco, Inc., 8.625%
                   medium term notes, due 12/1/02                      7,420,000
Transportation - Air - 4.7%
      10,000,000   AMR Corp., 9.00%
                   debentures, due 8/1/12                             10,787,500
      15,000,000   Delta Air Lines, Inc., 9.25%
                   debentures, due 3/15/22                            16,593,750
                                                                      27,381,250
Utilities - 0.6%
       3,000,000   Intermedia Communications of Florida, Inc.,
                   13.50% senior notes, due 6/1/05                     3,270,000
Total Corporate Bonds (cost $425,853,186)                            440,275,687
Warrants - 0.1%
          12,000   Heartland Wireless Communications, Inc. -
                   exp. 4/15/00*,+                                       126,000
           3,000   Intermedia Communications of Florida, Inc. -
                   exp. 6/1/00*,+                                          3,000
           1,131   Wright Medical Technology, Inc. -
                   exp. 6/30/03*,+                                       186,623
Total Warrants (cost $139,179)                                           315,623
Common Stock - 0.1%
             550   Pegasus Media & Communications, Inc.*                       6
          10,000   Wireless One, Inc.*                                   117,500
Total Common Stock (cost $105,000)                                       117,506

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Preferred Stock - 1.1%
         200,000   Chevy Chase Savings, 13.00%,
                   Non-Cumulative (cost $6,088,750)             $      6,400,000
U.S. Government Agency - 4.6%
$     26,600,000   Federal Home Loan Mortgage Corp.
                   5.85%, 11/1/95
                   (amortized cost $26,600,000)                       26,600,000
U.S. Government Obligations - 12.6%
                  U. S. Treasury Notes:
      34,000,000   7.875%, due 11/15/04**                             38,298,960
      25,000,000   7.50%, due 2/15/05                                 27,565,750
       5,000,000   6.50%, due 8/15/05                                  5,174,183
       2,000,000   7.625%, due 2/15/25                                 2,320,780
Total U.S. Government Obligations (cost $68,268,492)                  73,359,673
Foreign Bonds - 4.3%
DEM   22,500,000   Baden Wurt LKB, 6.50%
                   bank guaranteed notes, due 9/15/08**               15,257,738
DEM    3,000,000   Deutschland Republic, 6.875%
                   notes, due 5/12/05**                                2,190,513
DEM   11,500,000   Deutschland Republic, 6.25%
                   notes, due 1/4/24**                                 7,213,733
NZD    1,000,000   New Zealand Government, 8.00%
                   foreign government guaranteed,
                   due 4/15/04                                           691,254
Total Foreign Bonds (cost $25,282,774)                                25,353,238
Short-Term Corporate Notes - 1.7%
$      5,000,000   Ford Motor Credit Co.
                   5.72%, 11/10/95                                     4,992,850
       5,000,000   General Electric Capital Corp.
                   5.72%, 11/2/95                                      4,999,206
Total Short-Term Corporate Notes
 (amortized cost $9,992,056)                                           9,992,056
Total Investments - 100.4% (total cost $562,329,437)                 582,413,783
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (2,054,463)
Net Assets - 100%                                                   $580,359,320

Financial Futures - Short
     50 Contracts  U.S. Treasury - 10 year note,
                   expires December, 1995, principal amount
                   $5,550,000, value $5,576,563
                   cumulative depreciation                      $         26,563


                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at October 31, 1995

                                                                                      Currency        Currency           Unrealized
Fund                               Currency Sold and Settlement Date                 Units Sold    Value in $ U.S.       Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund         German Deutschemark 12/28/95                      12,057,833       $ 8,590,648       $    90,023
                                   German Deutschemark 1/17/96                       21,793,646        15,542,466           (44,259)
                                                                                                      $24,133,114       $    45,764


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS FEDERAL TAX-EXEMPT FUND               Portfolio Manager, Ronald V. Speaker

PERFORMANCE REVIEW

     The municipal market joined in the bond rally that occurred during the fiscal year ended October 31, 1995. Economic growth was moderate and inflation remained low. This caused interest rates to decline and bond prices to move higher. However, the municipal bond market hit a bump in the Spring as concerns arose over a flat tax proposal in Congress, which if approved, would change the preferred tax treatment of municipal bonds. The flat tax did not materialize, but the proposal's effects were felt in the municipal market through the end of the year. Municipal bonds remain inexpensive compared to Treasuries as a result of uncertainty about their tax treatment.

     Janus Federal Tax-Exempt Fund achieved a total return of 12.60% for the twelve-month period, versus 14.84% for the Lehman Brothers Municipal Bond Index. Both returns include reinvested dividends.

     The Fund underperformed as a result of its conservative position following the very difficult market of 1994. Early in the year, the Fund held bonds with higher coupons, shorter maturities, and less interest rate sensitivity than the Lehman Index. Later, maturities were extended and the Fund became 100% invested.

THE PORTFOLIO

     As of October 31, 1995, the Fund had positions in high-quality essential service bonds (70%) and general obligation bonds (30%). Approximately 56% of the bonds held were insured and rated AAA. The Fund's average rating is AA1. The weighted average maturity was 13.29 years, and reflected our positive outlook on the market. Average modified duration (a theoretical measure of price volatility) was 8.13 years. The Fund's average 30-day yield was 5.18%, which is the taxable equivalent of 7.51% for investors in the 31% federal tax bracket.

GOING FORWARD

     The bond market should continue to benefit from moderate economic growth and low inflation. Weak retail sales and reduced demand in the manufacturing sector suggest the economy is slowing. Gross Domestic Product reached an annual rate of 4.2% in the third calendar quarter, but appears to be tapering off to more sustainable levels.

     The current budget discussions in Congress are critical, however. A productive and responsible budget accord would positively affect the debt markets. We will continue to monitor political developments in Washington.

NEW PORTFOLIO MANAGER IN 1996

     Effective January 1, 1996, Darrell Watters will assume responsibilities for the Fund. Darrell has been with Janus since 1993 as a municipal bond trader and has worked closely with current portfolio manager Ron Speaker.

     Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a solid blue line. The Lehman Brothers Municipal Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($11,178) as compared to the Lehman Brothers Municipal Bond Index ($11,697). There is a legend in the upper left quadrant of the graph which indicates Janus Federal Tax-Exempt Fund's one-year and since inception (May 3, 1993) average annual total returns for the period ended October 31, 1995 as 12.60% and 4.56%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.


                   Janus Funds October 31, 1995 Annual Report

                 JANUS FEDERAL TAX-EXEMPT FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Municipal Securities - 113.9%
Alaska - 3.0%
$      1,000,000   Alaska State Housing Finance Corp.,
                   (MBIA Insured), 5.875%, 12/1/30              $        973,750
Arizona - 3.2%
       1,000,000   Phoenix, 6.00%, 7/1/12                              1,047,500
California - 9.0%
         900,000   Irvine Ranch Water District,
                   (Capital Improvement Project),
                   3.75%, Variable Rate, 8/1/16                          900,000
       1,000,000   Los Angeles Wastewater System Revenue,
                   (FGIC Insured), Series D, 5.20%, 11/1/21              926,250
       1,000,000   San Francisco City and County Sewer Revenue,
                   (AMBAC Insured), 6.50%, 10/1/21                     1,097,500
                                                                       2,923,750
Colorado - 19.1%
         200,000   Arvada Urban Renewal Authority,
                   (Arvada County Center Urban Renewal),
                   8.75%, 3/1/06                                         196,500
       1,000,000   Colorado Health Facilities Authority Revenue,
                   (Vail Valley Medical Center Project),
                   Series A, 6.50%, 1/15/13                            1,021,250
                   Denver City and County Airport Revenue,
                   (MBIA Insured):
       1,000,000   Series A, 5.60%, 11/15/20                             973,750
       1,000,000   Series A, 5.70%, 11/15/25                             985,000
         750,000   Mountain Village Metropolitan District,
                   (San Miguel County), 8.10%, 12/1/11                   796,875
         275,000   North Jeffco Parks and Recreation District,
                   (Colorado Golf Course Revenue),
                   6.75%, 12/1/09                                        289,094
         500,000   Summit County School District,
                   (FGIC Insured), Series A, 5.70%, 12/1/14              504,375
       1,500,000   University of Colorado University Revenues,
                   (Research Building Revolving Fund),
                   (MBIA Insured), 5.00%, 6/1/09                       1,455,000
                                                                       6,221,844
Florida - 3.0%
       1,000,000   Florida State Board of Education Capital
                   Outlay Public Education, (MBIA Insured),
                   Series C, 5.60%, 6/1/25                               978,750
Georgia - 1.5%
         500,000   Burke County Development Authority Pollution
                   Control Revenue, (Georgia Power Company
                   Pilot Vogtle), 3.85%, Variable Rate, 7/1/24           500,000
Illinois - 3.3%
       1,000,000   Chicago Motor Fuel Tax Revenue,
                   (AMBAC Insured), 6.125%, 1/1/09                     1,063,750
Louisiana - 3.1%
       1,000,000   Louisiana State Recovery District Sales
                   Tax Revenue, 3.90%, Variable Rate, 7/1/98           1,000,000
Massachusetts - 3.1%
       1,000,000   Worcester Municipal Purpose Loan,
                   (MBIA Insured), Series C, 5.75%, 10/1/13            1,010,000
Montana - 6.5%
       1,000,000   Montana State Board of Investment Workers
                   Compensation Program, (MBIA Insured),
                   6.875%, 6/1/20                                      1,086,250
       1,000,000   Montana State Health Facility Authority
                   Healthcare Revenue, (Montana Development
                   Center Project), 6.40%, 6/1/19                      1,037,500
                                                                       2,123,750

Principal Amount                                                    Market Value
----------------                                                    ------------
New Jersey - 3.3%
$      1,000,000   North Brunswick Township Board of Education,
                   6.30%, 2/1/14                                $      1,062,500
New Mexico - 9.2%
       1,000,000   Albuquerque Airport Revenue, 7.60%, 7/1/08          1,067,500
         395,000   Chaves County Hospital Revenue,
                   (Eastern New Mexico Medical Center Project),
                   7.25%, 12/1/10                                        404,381
       1,000,000   Gallup New Mexico Pollution Control Revenue,
                   (Plains Electric Generation Project),
                   6.65%, 8/15/17                                      1,065,000
         450,000   University of New Mexico University Revenue,
                   Series A, 6.00%, 6/1/21                               466,875
                                                                       3,003,756
New York - 4.7%
       1,000,000   New York State Dorm Authority Revenue
                   (State University Educational Facilities),
                   Series A, 5.50%, 5/15/19                              940,000
         600,000   New York State Energy Research and
                   Development Authority Pollution Control
                   Revenue, (New York State Electric and Gas),
                   Series C, 3.60%, Variable Rate, 6/1/29                600,000
                                                                       1,540,000
North Dakota - 2.4%
         500,000   Bismarck Hospital Revenue,
                   (Medcenter One), 7.375%, 5/1/06                       550,000
         250,000   Fargo Sales Tax Revenue,
                   (AMBAC Insured), 5.20%, 1/1/09                        246,250
                                                                         796,250
Oklahoma - 5.0%
       1,000,000   Grand River Dam Authority Revenue,
                   (AMBAC Insured), 6.25%, 6/1/11                      1,102,500
         500,000   McGee Creek Authority Water Revenue,
                   (MBIA Insured), 6.00%, 1/1/23                         524,375
                                                                       1,626,875
Pennsylvania - 3.0%
       1,000,000   Philadelphia School District,
                   (AMBAC Insured), Series B, 5.50%, 9/1/25              962,500
Tennessee - 6.7%
       1,000,000   Memphis, 5.75%, 8/1/13                              1,013,750
       1,100,000   Memphis-Shelby County Tennesee Airport
                   Authority Facilities Project Revenue,
                   (Federal Express Corp.), 6.75%, 9/1/12              1,159,125
                                                                       2,172,875
Texas - 8.1%
       1,000,000   Lewisville Independent School District,
                   (PSFG Insured), 5.50%, 8/15/16                        985,000
         700,000   Lone Star Texas Airport Improvement Revenue,
                   Series A-2, 3.90%, Variable Rate, 12/1/14             700,000
       1,000,000   San Antonio Electric and Gas, (MBIA Insured),
                   5.375%, 2/1/17                                        963,750
                                                                       2,648,750
Utah - 3.0%
         900,000  Intermountain Power Agency Power Supply
                   Revenue, Series D, 8.625%, 7/1/21                     985,500


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                 JANUS FEDERAL TAX-EXEMPT FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Virginia - 9.0%
$      1,000,000   Fairfax County Virginia Water Authority Water
                   Revenue, (AMBAC Insured), 6.00%, 4/1/22      $      1,020,000
       1,000,000   Hampton Roads Sanitation District, (Primary
                   Plumbing Sewer Revenue), 7.10%, 7/1/05              1,111,250
         800,000   Peninsula Ports Authority Coal Term Revenue,
                   (Dominion Term Project), Series C, 3.80%,
                   Variable Rate, 7/1/16                                 800,000
                                                                       2,931,250
Washington - 1.6%
         500,000   Seatac Local Option Transportation Tax
                   Revenue, (MBIA Insured), 6.50%, 12/1/13               532,500

Principal Amount                                                    Market Value
----------------                                                    ------------
Wyoming - 3.1%
$      1,000,000   Cheyenne, 6.20%, 12/1/11                     $      1,025,000
Total Municipal Securities - 113.9% (total cost $36,563,942)          37,130,850
Liabilities, net of Cash, Receivables
 and Other Assets - (13.9%)                                          (4,537,946)
Net Assets - 100%                                                    $32,592,904

AMBAC - American Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
MBIA - Municipal Bond Insurance Association
PSFG - Permanent School Fund Guaranty


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND
                                            Portfolio Manager, Ronald V. Speaker

PERFORMANCE REVIEW

     During the fiscal year ended October 31, 1995, the intermediate segment of the government securities market rallied in tandem with the broad financial markets. The U.S. economy continued to slow, which caused interest rates to decline. Bond prices were pushed higher as a result. Inflation remained low during the period.

     The Janus Intermediate Government Securities Fund had a total return of 10.19% for the fiscal year. This compares to 11.79% for the Lehman Brothers Intermediate Government Bond Index. Both returns include reinvested dividends.

     The Fund slightly underperformed the Lehman Index due to its conservative stance early in the year, when the economy was still experiencing rapid growth. From October 1994 to March 1995, the Fund had a shorter weighted average maturity than the Lehman Index. Shorter maturities are less volatile, and more defensive, than longer bonds. In late March, portfolio maturities were extended and 40% of assets were moved into 5-year Treasuries. Later in the year, the Fund's weighted average maturity was in line with the index.

CURRENT STRATEGY

     We lengthened the Fund's maturities during the year to reflect our increasingly optimistic outlook for the market. At fiscal year end, the weighted average maturity was 4.2 years, with a modified duration (a theoretical measure of price volatility) of 3.6 years. The average 30-day yield was 5.37%. The Fund is positioned to produce competitive returns should intermediate and long-term rates continue to decline or remain stable.

GOING FORWARD

     The current positive environment for the bond market should continue into 1996, as long as inflation remains in check and economic growth is moderate. The budget debate in Washington will play a critical role in the future performance of the bond market. A responsible and productive budget accord would have a long-term positive impact.

NEW PORTFOLIO MANAGER IN 1996

     On January 1, 1996, Sandy Rufenacht will assume portfolio responsibilities for the Fund. Sandy has been with Janus since 1990, starting as a senior fund accountant and moving into fixed-income research in 1991 where he assisted current portfolio manager Ron Speaker.

     Thank you for your continued investment in Janus Intermediate Government Securities Fund.



PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Intermediate Government Securities Fund and the Lehman Brothers Intermediate Government Bond Index. Janus Intermediate Government Securities Fund is represented by a solid blue line. The Lehman Brothers Intermediate Government Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 26, 1991, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Intermediate Government Securities Fund ($12,727) as compared to the Lehman Brothers Intermediate Government Bond Index ($14,781). There is a legend in the upper left quadrant of the graph which indicates Janus Intermediate Government Securities Fund's one-year and since inception (July 26, 1991) average annual total returns for the period ended October 31, 1995 as 10.19% and 5.84%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.


         JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Obligations - 99.0%
U.S. Treasury Notes:
$      4,100,000   7.875%, due 4/15/98                          $      4,303,360
       6,000,000   6.125%, due 5/15/98                                 6,060,660
       4,215,000   5.875%, due 8/15/98                                 4,233,293
       9,025,000   5.875%, due 3/31/99                                 9,061,642

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Treasury Notes (continued)
       8,250,000   7.125%, due 2/29/00                          $      8,656,890
       5,150,000   6.50%, due 8/15/05                                  5,330,765
Total U.S. Government Obligations (cost $37,002,230)                  37,646,610
Total Investments - 99.0%                                             37,646,610
Cash, Receivables and Other Assets, net of Liabilities - 1.0%            383,931
Net Assets - 100%                                                    $38,030,541


                   Janus Funds October 31, 1995 Annual Report

JANUS SHORT-TERM BOND FUND                  Portfolio Manager, Ronald V. Speaker

PERFORMANCE REVIEW

     During the fiscal year, the rally in the short end of the fixed-income market continued as economic growth remained moderate, inflation was low, and interest rates declined.

     The Janus Short-Term Bond Fund had a total return of 5.55% for the year ending October 31, 1995, versus 8.93% for the Lehman Government/Corporate 1-3 Year Bond Index. Both results include reinvested dividends.

     Janus Short-Term Bond Fund underperformed because it was positioned defensively early in the year, when the economy was still experiencing a strong recovery. Gross Domestic Product (GDP) grew at an annual rate of 5.1% during the last calendar quarter of 1994, and the Federal Reserve Board raised short-term interest rates again in February 1995. Though the Fund managed a positive return in the very difficult bond market of 1994, it remained defensive too long.
Assets were partially hedged with 2-year note futures as late as May, and the portfolio's average weighted maturity was less than 2 years, which is relatively short.

CURRENT STRATEGY

     The Fund's current strategy is intended to take advantage of stable or decling interest rates. Weighted average maturity has been extended to 2.4 years, with a duration (a theoretical measure of price volatility) of 2.0 years. As of fiscal year end, the portfolio's average rating was A+, and the average 30-day yield was 5.81%.

PORTFOLIO COMPOSITION

     The Fund remains heavily positioned in high-quality corporate bonds, which have better yields than similar maturities in the U.S. Treasury market. The price of investment-grade corporates also tends to be more responsive to positive, i.e., lower, trends in interest rates. Investment-grade bonds (rated BBB or better by Standard & Poor's Rating Services) make up 78% of the portfolio, and include IBM, Ford Motor Credit, NationsBank, GMAC, and BankAmerica. Two-year government notes are 21% of assets, and cash is 1%.

GOING FORWARD

     The current economic environment is positive for the bond market, and should remain so as long as economic growth is moderate and inflation is in check.

     Political developments in Washington will probably take on increased importance as 1996 approaches. A productive and responsible budget accord would have positive implications for the bond market. In the meantime, the budget debate deserves investors' close attention.

NEW PORTFOLIO MANAGER IN 1996

     On January 1, 1996, Sandy Rufenacht will take over portfolio management of the Fund. Sandy started with Janus in 1990 as a senior fund accountant and then moved to fixed-income research where he assisted current portfolio manager Ron Speaker with both Janus Short-Term Bond Fund and Janus Flexible Income Fund.

     Thank you for your continued investment in Janus Short-Term Bond Fund.


PERFORMANCE OVERVIEW
[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a solid blue line. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($11,332) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($11,723). There is a legend in the upper left quadrant of the graph which indicates Janus Short-Term Bond Fund's one-year and since inception (September 1, 1992) average annual total returns for the period ended October 31, 1995 as 5.55% and 4.01%, respectively.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged.


                   Janus Funds October 31, 1995 Annual Report

                  JANUS SHORT-TERM BOND FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Corporate Bonds - 77.6%
Business Credit - 8.8%
$      2,000,000   First USA Bank, 5.75%
                   bank notes, due 1/15/99                      $      1,962,500
       2,250,000   Pitney Bowes Credit Corp., 6.25%
                   notes, due 6/1/98                                   2,258,438
                                                                       4,220,938
Captive Finance - Auto - 9.4%
       2,250,000   Ford Motor Credit Corp., 6.25%
                   unsubordinated notes, due 2/26/98                   2,258,437
       2,250,000   General Motors Acceptance Corp., 6.25%
                   global notes, due 7/8/98                            2,247,188
                                                                       4,505,625
Captive Finance - Industrial - 2.1%
       1,000,000   General Electric Capital Corp., 6.125%
                   notes, due 4/15/97                                  1,003,750
Computers - 4.5%
       2,150,000   IBM Corp., 6.375%
                   notes, due 11/1/97                                  2,160,750
Environmental Control - 2.1%
       1,000,000   WMX Technologies, Inc., 6.25%
                   notes, due 10/15/00                                   997,500
Financial - Bank Commercial - 12.3%
       2,000,000   BankAmerica Corp., 6.00%
                   notes, due 7/15/97                                  2,000,000
       2,000,000   Comerica Bank, 5.95%
                   senior bank notes, due 9/15/97                      2,000,000
       2,000,000   NationsBank Corp., 5.375%
                   senior notes, due 4/15/00                           1,930,000
                                                                       5,930,000
Financial - Savings/Loan/Thrift - 4.2%
       2,000,000   Great Western Financial Corp., 6.125%
                   notes, due 6/15/98                                  2,000,000
Financial - Security Broker - 4.1%
       2,000,000   Dean Witter Discover & Co., 6.00%
                   global notes, due 3/1/98                            1,997,500
Financial Services - 4.1%
       2,000,000   AVCO Financial Services, Inc., 5.875%
                   senior notes, due 10/15/97                          1,995,000
Insurance - Multiline - 4.2%
       2,000,000   International Lease Finance Corp., 6.25%
                   notes, due 6/15/98                                  2,005,000
Packaging and Containers - 4.1%
       2,000,000   Crown Cork & Seal Co., 5.875%
                   notes, due 4/15/98                                  1,980,000
Personal Credit - 2.4%
                  Travelers Group, Inc.:
          50,000   7.625% notes, due 1/15/97                              51,000
       1,100,000   5.75% notes, 4/15/98                                1,090,375
                                                                       1,141,375

Principal Amount                                                    Market Value
----------------                                                    ------------
Retail - Department Stores - 3.0%
$      1,500,000   J.C. Penny Co., Inc., 5.375%
                   notes, due 11/15/98                          $      1,460,625
Transportation - Miscellaneous - 0.4%
         207,000   Federal Express Corp., 6.25%
                   notes, due 4/15/98                                    206,741
Utilities - Electric - 7.7%
       1,000,000   Consumers Power Co., 6.875%
                   first mortgage bonds, due 5/1/98                      998,750
         240,000   Montana Power Co., 7.50%
                   sinking fund debentures, due 1/1/98                   241,200
       1,000,000   Pacific Gas & Electric Co., 5.75%
                   mortgage notes, due 12/1/98                           990,000
       1,500,000   Public Service Electric & Gas Co., 6.00%
                   first refunding mortgage notes, due 5/1/00         1,483,125
                                                                       3,713,075
Utilities - Telecommunications - 4.2%
       1,275,000   GTE California Corp., 6.25%
                   first mortgage notes, due 1/15/98                   1,278,188
         750,000   General Telephone Co. of California, 6.75%
                   first mortgage notes, due 12/1/97                     753,750
                                                                       2,031,938
Total Corporate Bonds (cost $37,210,753)                              37,349,817
U.S. Government Obligations - 20.8%
                  U.S. Treasury Notes:
          70,000   7.25%, due 11/30/96                                    71,175
         125,000   6.625%, due 3/31/97                                   126,695
       7,320,000   6.00%, due 12/31/97                                 7,375,193
       2,445,000   5.625%, due 1/31/98                                 2,442,946
Total U.S. Government Obligations (cost $9,993,353)                   10,016,009
Total Investments - 98.4% (total cost $47,204,106)                    47,365,826
Cash, Receivables and Other Assets, net of Liabilities - 1.6%            751,502
Net Assets - 100%                                                    $48,117,328


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

JANUS MONEY MARKET FUNDS                    Portfolio Manager, Sharon S. Pichler

     It has been an exciting first year for our new money market funds. We have challenged ourselves to bring you money market funds that are up to the high standards set by other Janus funds. We appreciate your continued patronage and intend to persist in earning it.

     The crosscurrents of economic activity and inflation expectations have kept the markets guessing as to which way, and by how much, the Federal Reserve Board will cause interest rates to move. At the beginning of this fiscal year, November 1, 1994, the economy was still strong enough to create fears that inflation would be rekindled. The Fed was raising interest rates to cool things off. The 30-year Treasury Bond was yielding 7.97% and the 1-year Treasury Bill was at 6.14%. By February 15, 1995, when Janus' Money Market Funds opened, those yields were 7.56% and 6.63%, respectively. The long-term markets were anticipating that rates would soon decline, but the Fed kept short-term rates relatively high. In July the Fed evidently decided that the economy had slowed down sufficiently to keep inflation from getting out of control, and it lowered short-term rates. Since then, interest rates across the maturity spectrum have moved gradually lower. Our fiscal year ended with the 30-year Treasury Bond at 6.33% and the 1-year Treasury Bill at 5.55%.

     Market participants are still guessing what the next Fed move will be, though most prognosticators believe that the Fed will lower rates again. The disagreement concerns the timing of the decrease.

JANUS MONEY MARKET FUND

     Companies are reluctant to issue one-year debt, thinking they will soon be able to do so at a lower rate. We would like to buy one-year securities now, thinking that if we wait, we will receive a lower return. Usually we receive a higher rate for buying longer-term securities, a situation known as a normal yield curve. Currently, however, overnight rates are higher than one-year rates (called an inverted yield curve). So we must be very selective when buying long-term instruments to avoid giving up too much yield.

     Our strategy, then, is to search for the best values in very short-term securities while opportunistically picking up longer-term securities. This is called a "barbell" approach, where there is a lot of weight at both ends of the maturity spectrum, and not much in the middle. This structure should enable the Fund to do well regardless of the direction interest rates take. We can take advantage of the higher short-term rates while establishing some longer-term positions that will not decline in yield if the Fed reduces interest rates. This approach has given us a weighted average maturity of 48 days as of October 31, 1995.

JANUS GOVERNMENT MONEY MARKET FUND

     Government money market instruments were also affected by the flat-to-inverted yield curve. If anything, the market has anticipated a decline in interest rates even quicker in the government securities market. We have employed a similar barbell strategy in this Fund, which has given us a weighted average maturity of 43 days as of October 31, 1995.

     All government debt in the Fund is rated AAA, the highest credit quality available. Janus Government Money Market Fund is AAAm credit rated by Standard &Poor's Ratings Services. This rating is based on S&P's analysis of the Fund's credit quality, market price exposure, and management.

JANUS TAX-EXEMPT MONEY MARKET FUND

     Interest rates in the short-term municipal markets are almost always lower than in the taxable markets because investors do not have to subtract the effect of taxes from the yield. The magnitude of the difference is dependent on investors' marginal tax rates. When income tax rates are high, municipal yields will be low in relationship to taxable rates. Currently that differential is pretty substantial, with a one-year AAA municipal note yielding about 67% of a comparable maturity U.S. Government security.

     Supply and demand also play a large role in the behavior of interest rates in the tax-exempt market. During certain times of the year there are large, synchronous cash flows either into or out of tax-exempt money market instruments. At these times, interest rates can approach taxable levels. Conversely, they can fall to ridiculously low levels. One-day rates of 0.90% have been seen on such occasions.

     Currently, these extraneous factors are not obscuring fundamental ones, and the tax-exempt yield curve is flat-to-inverted, parallel with taxable rates. Our strategy has mirrored the taxable strategy. We have a large position in very short maturities and a smaller position in longer-term securities. We purchased longer-term securities when we could invest at levels that were attractive both in absolute terms and in relation to taxable levels. The combination gave us a weighted average maturity of 52 days as of October 31.

     Thank you for your investment in Janus Money Market Funds.

-------------------------
Money market funds are not insured or guaranteed by the U.S. Government and there can be no assurance that these funds will maintain a $1.00 share price in the future.


                   Janus Funds October 31, 1995 Annual Report

                    JANUS MONEY MARKET FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Short-Term Corporate Notes - 27.6%
                  Allied Signal, Inc.
$     15,000,000   5.74%, 11/6/95                               $     14,988,042
                  Aluminum Co. of America
      12,000,000   4.625%, 2/15/96                                    11,953,297
                  Dean Witter Discover
       3,250,000   5.65%, 2/29/96                                      3,188,792
                  First Interstate Bancorp
       6,000,000   10.50%, 3/1/96                                      6,087,158
                  Ford Motor Credit Co.
       1,000,000   8.25%, 5/15/96                                      1,009,759
                  General Electric Capital Corp.:
      25,000,000   5.81%, 6/11/96                                     25,000,000
      10,000,000   5.85%, 8/29/96                                      9,995,778
                  General Motors Acceptance Corp.:
      10,000,000   5.66%, 3/8/96                                       9,798,755
       8,400,000   8.25%, 8/1/96                                       8,537,372
                  Hanna Steel Corp.
       8,150,000   5.8844%, 12/1/95                                    8,150,000
                  Hanover Direct, Inc.:
       2,400,000   Series A, 6.1856%, 11/27/95+                        2,400,000
       5,000,000   Series B, 6.1856%, 11/27/95+                        5,000,000
                  J.P. Morgan and Co.
      10,000,000   5.75%, 8/7/96                                       9,992,706
                  Lehman Brothers Holdings, Inc.
      25,000,000   6.00%, 11/1/95                                     25,000,000
                  Los Angeles Metropolitan Transit Authority
      18,500,000   6.025%, 11/1/95                                    18,500,000
                  PNC Funding Corp.
      45,000,000   5.78%, 2/5/96                                      44,306,933
                  Shoney's, Inc., No. 3:
         400,000   5.8844%, 12/1/95+                                     400,000
      10,350,000   5.8873%, 12/1/95+                                  10,350,000
                  Southern Container Corp.
      10,000,000   5.8873%, 12/1/95+                                  10,000,000
                  Spiegel Funding Corp.
      25,000,000   5.80%, 11/6/95                                     24,979,861
                  Windsor at Pine Ridge
      11,650,000   5.8873%, 12/1/95+                                  11,650,000
Total Short-Term Corporate Notes
 (amortized cost $261,288,453)                                       261,288,453
Put Bonds - 1.3%
      12,200,000   Richmond County, Georgia,
                   (Monsanto Co. Project), 6.27%, 6/1/20
                   (cost $12,200,000)                                 12,200,000
Time Deposits - 2.2%
                  Hong Kong Bank, New York
      20,500,000   5.9063%, 11/1/95 (cost $20,500,000)                20,500,000
Bank Notes - 5.7%
                  American Express Centurion Bank
      25,000,000   6.00%, 11/12/96                                    25,000,000
                  First National Bank of Chicago
      10,000,000   6.121%, 8/26/96                                    10,000,000
                  First National Bank of Ohio
      10,000,000   5.95%, 8/1/96                                       9,996,400
                  Wachovia Bank of North Carolina
       9,000,000   6.20%, 8/5/96                                       9,022,083
Total Bank Notes (amortized cost $54,018,483)                         54,018,483

Principal Amount                                                    Market Value
----------------                                                    ------------
Taxable Variable Rate Demand Notes - 32.7%
$      3,700,000   Ann Arundel Medical Center, 5.90%, 7/1/24    $      3,700,000
       2,200,000   Armstrong County, Pennsylvania Hospital
                   Authority Revenue, (St. Francis Financial
                   Corp.), Series A, 5.95%, 9/1/17                     2,200,000
       4,500,000   Bayliss Group Partners, 6.10%, 1/1/10               4,500,000
       3,200,000   Columbia County, Georgia Development
                   Authority Industrial Park Revenue,
                   5.95%, 3/1/10                                       3,200,000
       5,200,000   Community Health System, Inc., Series A,
                   6.10%, 10/1/03                                      5,200,000
      10,000,000   FCC National Bank, 5.95%, 4/26/96                   9,996,645
      15,800,000   Fontana, California Public Finance
                   Authority COPS, 6.11%, 10/1/20                     15,800,000
                  General Electric Capital Corp.:
       5,000,000   6.00%, 4/5/96                                       4,999,348
       3,000,000   6.03%, 4/19/96                                      3,000,000
                  General Motors Acceptance Corp.:
      10,000,000   6.2625%, 12/22/95                                  10,003,367
       5,000,000   6.125%, 5/6/96                                      5,004,975
       3,155,000   GMG Warehouse LLC, 5.95%, 5/15/25                   3,155,000
         800,000   Great Bend, Kansas Economic Development
                   Revenue Board, (Fuller Industries, Inc.
                   Project), 5.95%, 6/1/09                               800,000
      10,000,000   H/M Partners LLC, 6.00%, 10/1/20                   10,000,000
       1,525,000   Health Care Taxable Obligation, (Glencrest
                   Real Estate & Development LLC Project),
                   5.95%, 2/15/24                                      1,525,000
                  Health Insurance Plan of Greater New York:
       4,700,000   Series B, 5.90%, 7/1/16                             4,700,000
       8,000,000   Series B-2, 5.90%, 7/1/20                           8,000,000
       7,800,000   Health Midwest Ventures Group, Inc.,
                   Demand Bond Series 1994A, 6.05%, 8/1/19             7,800,000
       1,900,000   Hinds County, Mississippi Industrial
                   Development Revenue, (Cal-Maine Foods,
                   Inc. Project), 5.95%, 11/1/05                       1,900,000
       2,100,000   Illinois Development Finance Authority,
                   (Chicago Educational Television Assn.),
                   Series B, 5.95%, 11/1/14                            2,100,000
       4,000,000   Liliha Partners L.P. of Hawaii, 6.10%, 8/1/24       4,000,000
       4,925,000   Mac Papers, Inc., 5.90%, 8/1/15                     4,925,000
       1,800,000   Maryland State Industrial Development
                   Financing Authority Terminal Corp. Facility
                   Revenue, 6.03%, 9/1/09                              1,800,000
                  Mississippi Business Finance Industrial
                   Development Revenue:
       5,000,000   (Dana Lighting, Inc. Project),
                   5.95%, 5/1/10                                       5,000,000
      11,500,000   (United Technologies Motor Systems,
                   Inc. Project), 6.00%, 6/1/14                       11,500,000
       6,000,000   (Choctaw Foods, Inc. Project),
                   5.95%, 8/1/15                                       6,000,000
       3,200,000   (Bryan Foods, Inc. Project),
                   5.90%, 2/1/19                                       3,200,000
       1,000,000   Montgomery County, Pennsylvania Industrial
                   Development Authority, (410 Horsham
                   Associates Project), 6.15%, 3/1/10                  1,000,000
       6,700,000   New Orleans, Louisiana, Aviation Board
                   Revenue, Series A, 5.99%, 8/1/00                    6,700,000
      30,000,000   New York City, New York General Obligation,
                   Series A-2, 5.90%, 8/1/25                          30,000,000
       2,470,000   Nova University Florida Lease Revenue,
                   (Miami Dolphins Training Facility Project),
                   5.95%, 3/1/03                                       2,470,000
      12,000,000   Pasadena California COPS, (Los Robles Avenue
                   Parking Facility Project), 6.00%, 11/1/12          12,000,000
      12,120,000   Philip R. Wegman, (The Manors Project),
                   6.30%, 10/1/20                                     12,120,000


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

                    JANUS MONEY MARKET FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Taxable Variable Rate Demand Notes (continued)
$      1,800,000   Rensselaer County, New York Industrial
                   Development Authority,
                   (Allied Signal Project), 5.91%, 9/1/09+      $      1,800,000
       3,175,000   St. Francis, Hawaii Healthcare Foundation
                   Revenue, 6.10%, 8/1/12                              3,175,000
      25,500,000   San Bernardino County, California, (County
                   Center Refining Project), 5.95%, 7/1/16            25,500,000
       9,365,000   San Jose, California Financing Authority,
                   (Hayes Mansion Revenue Project), Series A,
                   6.10%, 12/1/25                                      9,365,000
       1,000,000   South Central Texas Industrial Development
                   Corp., (Rohr Industries Project),
                   5.95%, 5/1/20+                                      1,000,000
      10,000,000   Taxable Adjustable Demand Notes,
                   5.97%, 8/1/25                                      10,000,000
      16,000,000   Texas Veterans' Housing Assistance, Series A-2,
                   5.84%, 12/1/33                                     16,000,000
       5,380,000   Union City, Tennessee Industrial Development
                   Board, (Cobank Limited LLC Project),
                   6.00%, 1/1/25                                       5,380,000
       5,000,000   Venturecor, Inc., 6.05%, 5/15/35                    5,000,000
      24,350,000   Virginia State Housing Development Authority
                   Residential Mortgage Revenue, Series A,
                   5.95%, 3/1/02                                      24,350,000
Total Taxable Variable Rate Demand Notes
  (amortized cost $309,869,335)                                      309,869,335
Certificates of Deposit - 9.5%
                  Bayerische Vereinsbank:
      10,000,000   6.03%, 7/11/96                                     10,000,000
      10,000,000   5.95%, 7/22/96                                     10,000,000
                  Canadian Imperial Bank
      10,000,000   6.00%, 9/26/96                                     10,000,000
                  Mitsubishi Bank, Ltd.
      35,000,000   6.06%, 1/17/96                                     34,983,252
                  Royal Bank of Canada
      25,000,000   5.88%, 9/25/96                                     24,986,441
Total Certificates of Deposit (amortized cost $89,969,693)            89,969,693

Principal Amount                                                    Market Value
----------------                                                    ------------
Promissory Notes - 4.7%
$     45,000,000   Goldman Sachs Group L.P.
                   5.9375%, 1/22/96 (cost $45,000,000)          $     45,000,000
Repurchase Agreements - 17.8%
      65,000,000   First Chicago Repurchase Agreement, 5.93%,
                   dated 10/31/95, maturing 11/1/95, to be
                   repurchased at $65,010,707, collateralized
                   by $63,845,000 in U.S. Treasury Notes
                   4.75% - 7.50%, 12/31/96 - 3/31/97, with
                   respective values of $47,881,014, $51,156,
                   $798,951, $10,317,895, $7,256,079                  65,000,000
      64,200,000   HSBC Repurchase Agreement, 5.93%,
                   dated 10/31/95, maturing 11/1/95, to be
                   repurchased at $64,210,575, collateralized
                   by $65,595,000 in Federal Home Loan
                   Discount Notes 5.63% - 5.70%, 11/1/95 -
                   11/15/95 with respective values of
                   $9,637,108, $926,536, $289,826, $47,947,
                   $119,844, $29,162,116, $711,859,
                   $683,836, $1,740,163, $22,169,438                  64,200,000
      40,000,000   Morgan Stanley Repurchase Agreement,
                   5.93%, dated 10/31/95, maturing 11/1/95,
                   to be repurchased at $40,006,589,
                   collateralized by $43,499,070 in Federal
                   National Mortgage Association Notes
                   6.00% - 7.50%, 3/25/02 - 3/25/24;
                   with respective values of $14,936,890,
                   $1,004,869, $15,136,485, $10,097,552               40,000,000
Total Repurchase Agreements (cost $169,200,000)                      169,200,000
Total Investments - 101.5% (total cost $962,045,964)                 962,045,964
Liabilities, net of Cash, Receivables and Other Assets - (1.5%)     (13,875,328)
Net Assets - 100%                                                   $948,170,636


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

              JANUS GOVERNMENT MONEY MARKET FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Agency Discount Notes - 14.7%
                  Federal Farm Credit Bank
$      5,000,000   5.40%, 8/27/96                               $      4,775,000
                  Federal Home Loan Bank:
       1,000,000   5.51%, 2/5/96                                         985,307
       1,000,000   5.80%, 2/8/96                                         984,050
       2,000,000   5.50%, 5/3/96                                       1,943,778
       1,835,000   5.58%, 5/31/96                                      1,774,702
       1,000,000   5.51%, 7/11/96                                        961,277
       1,000,000   5.44%, 7/16/96                                        961,013
       2,000,000   5.39%, 7/26/96                                      1,919,749
       1,000,000   5.44%, 8/1/96                                         958,595
       1,000,000   5.38%, 10/4/96                                        949,488
       2,000,000   5.34%, 10/11/96                                     1,897,650
                  Federal Home Loan Mortgage Corp.
       2,000,000   5.83%, 11/1/95                                      2,000,000
                  Federal National Mortgage Association:
       2,000,000   5.49%, 4/15/96                                      1,949,370
       2,000,000   5.39%, 6/20/96                                      1,930,529
Total U.S. Government Agency Discount Notes
  (amortized cost $23,990,508)                                        23,990,508
U.S. Government Agency Variable Notes - 23.9%
                  Federal Farm Credit Bank:
       5,000,000   5.95%, 3/21/96                                      4,999,791
       2,000,000   5.85%, 6/13/97                                      1,998,435
                  Federal Home Loan Bank:
       5,000,000   5.48%, 3/8/96                                       4,996,091
       5,000,000   6.18%, 9/6/96                                       5,015,346
       3,000,000   5.57%, 9/2/97                                       2,983,371
                  Federal National Mortgage Association
       3,000,000   6.12%, 1/26/96                                      3,000,172
                  Illinois Student Assistance Commission
       1,600,000   5.81%, 12/1/22                                      1,600,000
                  Student Loan Marketing Association:
       5,000,000   5.67%, 12/14/95                                     5,000,000
       3,200,000   5.90%, 8/22/96                                      3,204,942
       1,240,000   5.77%, 3/3/97                                       1,240,105
       5,000,000   5.56%, 4/18/97                                      4,996,363
Total U.S. Government Agency Variable Notes
 (amortized cost $39,034,616)                                         39,034,616

Principal Amount                                                    Market Value
----------------                                                    ------------
Repurchase Agreements - 46.0%
$     25,100,000   First Chicago Repurchase Agreement, 5.93%,
                   dated 10/31/95, maturing 11/1/95, to be
                   repurchased at $25,104,135, collateralized by
                   $24,565,000 in U.S. Treasury Notes 6.50%,
                   5/15/97 with a value of $25,605,341          $     25,100,000
      25,100,000   HSBC Repurchase Agreement,5.93%,
                   dated 10/31/95,  maturing
                   11/1/95, to be repurchased at
                   $25,104,135, collateralized by
                   $25,610,000  in Federal Home Loan
                   Mortgage  Discount  Notes,
                   11/1/95 with a value of $25,602,317                25,100,000
      25,000,000   Morgan Stanley Repurchase Agreement,
                   5.93%, dated 10/31/95,
                   maturing   11/1/95,   to  be  repurchased
                   at   $25,004,118, collateralized  by
                   $26,312,851 in Federal National  Mortgage
                   Association  Notes: 5.00% - 7.00%,
                   3/25/02 - 8/25/23;  with
                   respective  values
                   of $14,933,143, $301,693, $10,445,982              25,000,000
Total Repurchase Agreements (cost $75,200,000)                        75,200,000
Total Investments - 84.6% (total cost $138,225,124)                  138,225,124
Cash, Receivables and Other Assets, net of Liabilities - 15.4%        25,245,589
Net Assets - 100%                                                   $163,470,713


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

              JANUS TAX-EXEMPT MONEY MARKET FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
Tax and Revenue Anticipation Notes - 13.0%
$      1,000,000   Allegheny County, Pennsylvania Port Authority
                   Grant Anticipation Notes, Series A,
                   3.875%, 6/28/96                              $      1,000,000
       1,000,000   Corcoran, California Joint Unified School
                   District, Tax and Revenue Anticipation Notes,
                   4.25%, 6/28/96                                      1,000,948
       1,000,000   Harris County, Texas Hospital District Revenue,
                   6.90%, 2/15/96                                      1,008,580
       1,000,000   Maricopa County, Arizona Unified High School
                   District Number 210, Phoenix Tax
                   Anticipation Notes, Series A, 4.45%, 7/31/96        1,003,467
         750,000   Metropolitan Government Nashville and
                   Davidson County, Tennesse, 4.75%, 1/15/96             750,000
       3,295,000   Mono County, California Board of Education
                   Tax Anticipation Notes, 4.50%, 6/28/96              3,305,018
       1,150,000   Port of Seattle, Washington Revenue, Series A,
                   5.50%, 2/1/96                                       1,153,326
       1,000,000   Tuolomne County, California Board of Education
                   Tax and Revenue Anticipation Notes,
                   4.50%, 6/28/96                                      1,003,484
Total Tax and Revenue Anticipation Notes
 (amortized cost $10,224,823)                                         10,224,823
Put Bonds - 5.3%
         500,000   Harris County, Texas Hospital District,
                   8.50%, 4/1/15                                         518,915
       1,000,000   Klamath Falls, Oregon Electric Revenue,
                   (Salt Caves Hydroelectric), Series A,
                   4.40%, 5/1/23                                       1,000,000
       2,180,000   Missouri State Environmental Impact and
                   Energy Resource Authority, Pollution
                   Control Revenue, (Union Electric Co.),
                   Series B, 4.00%, 6/1/14                             2,180,000
         500,000   Pendleton, Kentucky Self-Insurance Funding,
                   4.00%, 7/1/01                                         500,000
Total Put Bonds (amortized cost $4,198,915)                            4,198,915
Variable Rate Demand Notes - 78.1%
Alabama - 3.8%
       3,000,000   Montgomery-Wynlakes Government Utility
                   Service Corp. Revenue, (Wynlakes Project),
                   4.00%, 4/1/26                                       3,000,000
California - 20.2%
       3,500,000   California School Cash Reserve Program
                   Authority, 4.75%, 7/5/96                            3,522,726
       3,100,000   California Statewide Communities,
                   (Whispering Winds Apartments),
                   Series D, 4.10%, 12/1/22                            3,100,000
       1,800,000   Carlsbad Housing & Redevelopment Commission,
                   (Seascape Village Project), 4.10%, 12/1/05          1,800,000
         200,000   Irvine Improvement District 89-10 Special
                   Assessment, 4.60%, 9/2/15                             200,000
                  Irvine Ranch Water District:
         100,000   (Consolidated Refunding Project), Series B,
                   4.00%, 10/1/04                                        100,000
         100,000   (Consolidated Refunding Project), Series B
                   4.00%, 10/1/09                                        100,000
         700,000   (Waterworks Improvement District), Series A
                   4.00%, 11/15/13                                       700,000
       1,700,000   (Sewer Improvement District), Series A
                   4.00%, 11/15/13                                     1,700,000
       1,000,000   (Consolidated Refunding Project),
                   4.00%, 6/1/15                                       1,000,000
         500,000   Los Angeles Regional Airport Improvements
                   Corp. Lease Revenue, (American Airlines -
                   L.A. International), Series F, 3.75%, 12/1/24         500,000

Principal Amount                                                    Market Value
----------------                                                    ------------
California (continued)
$        900,000   Orange County Apartment Development
                   Revenue, (Aliso Creek Project), Series B
                   4.30%, 11/1/05                               $        900,000
       2,300,000   Orange County Improvement District 88-1
                   Special Assessment, 4.30%, 9/2/18                   2,300,000
                                                                      15,922,726
Colorado - 9.3%
       3,500,000   Denver City & County Airport Revenue,
                   Series B, 4.20%, 12/1/25                            3,500,000
                  Colorado Multi-Family Housing Finance
                   Authority Revenue Refunding:
       1,270,000   (Silver Project), 4.25%, 3/1/12                     1,270,000
       2,555,000   (Huntersridge Partnership), 4.25%, 3/1/12           2,555,000
                                                                       7,325,000
Florida - 5.1%
       3,000,000   Dade County, Florida (Apartment Revenue),
                   Series A, 4.15%, 10/1/09                            3,000,000
       1,000,000   Florida Housing Finance Authority Multi-Family
                   Housing Revenue, (Vinyard II Project),
                   3.80%, 12/1/07                                      1,000,000
                                                                       4,000,000
Georgia - 3.0%
       2,335,000   Peachtree City Development Authority Revenue,
                   (Equitable PCDC Project), 3.85%, 7/1/10             2,335,000
Hawaii - 0.9%
         700,000   Hawaii State Housing Finance & Development
                   Corp. Revenue, (Rental Housing System),
                   Series A, 4.15%, 7/1/25                               700,000
Illinois - 2.8%
         649,070   Village of Franklin Park, (AM Castle and
                   Company Project), 4.10%, 6/1/17                       649,070
         187,500   Village of Rosemont, (AM Castle and
                   Company Project), 4.10%, 9/1/17                       187,500
       1,400,000   Wood Dale Industrial Development Revenue,
                   (Nippon Express, Inc. Project),
                   4.15%, 6/1/00                                       1,400,000
                                                                       2,236,570
Kansas - 2.7%
       2,100,000   Wichita, Kansas Revenue, (CSJ Health Systems
                   Project), Series XXV, 4.15%, 10/1/11                2,100,000
Kentucky - 1.3%
       1,000,000   Calvert City, Kentucky PCRB, (Air Products
                   and Chemical Income Project), Series B
                   4.00%, 2/1/07                                       1,000,000
Louisiana - 4.2%
       1,800,000   Quachita, Lousiana Industrial Development
                   Bond, (McRaes Inc. Project), 4.05%, 7/1/04         1,800,000
       1,485,000   Sulphur, Louisiana Industrial Development
                   Revenue, (La Quinta Inns Project),
                   4.05%, 12/1/04                                      1,485,000
                                                                       3,285,000
Missouri - 2.0%
         973,000   Kansas City Industrial Development Authority,
                   (AM Castle and Company Project),
                   4.10%, 6/1/10                                         973,000
         600,000   West Plains Industrial Revenue Authority,
                   (West Plains Manor Project), 3.90%, 11/1/10           600,000
                                                                       1,573,000


See Notes to Schedule of Investments

                   Janus Funds October 31, 1995 Annual Report

              JANUS TAX-EXEMPT MONEY MARKET FUND October 31, 1995

Principal Amount                                                    Market Value
----------------                                                    ------------
New York - 2.7%
$        500,000   New York City General Obligation Refunding,
                   Subseries E5, 3.80%, 8/1/10                  $        500,000
         740,000   New York City Industrial Development Agency
                   Civil Facilities Revenue, (Nightingale-Bamford
                   Project), 4.00%, 1/15/20                              740,114
         900,000   Ontario County Industrial Development
                   Authority, (Eastman Kodak Assoc. Project),
                   4.85%, 8/1/15                                         900,000
                                                                       2,140,114
Ohio - 0.8%
         590,000   Ohio Industrial Development Revenue Bond,
                   (AM Castle and Company Project),
                   4.10%, 12/1/06                                        590,000
Oklahoma - 4.7%
       1,210,000   Claremore Redevelopment Authority Industrial
                   Development Revenue, (Worthington Cylinder
                   Corp. Project), 4.05%, 1/1/11                       1,210,000
       2,500,000   Tulsa Home Finance Authority, (Greenbriar
                   Project), Series B, 4.25%, 3/15/05                  2,500,000
                                                                       3,710,000
Pennsylvania - 1.7%
       1,300,000   Venango Industrial Development Authority,
                   (Pennzoil Co. Project), Series A,
                   4.40%, 12/1/12                                      1,300,000
South Carolina - 1.2%
         975,000   Lexington County, (Charter Rivers Hospital),
                   3.95%, 6/1/07                                         975,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Tennessee - 1.8%
$      1,395,000   Metropolitan Government Nashville & Davidson
                   County Health and Educational Facilities
                   Board, (Belmont University Project),
                   4.05%, 8/1/09                                $      1,395,000
Texas - 9.9%
       3,000,000   Austin Higher Education Authority, Inc.,
                   (St. Edwards University Project),
                   4.05%, 8/1/19                                       3,000,000
                  Grapevine Industrial Development Corp.
                   Revenue, (American Airlines, Inc.):
       1,100,000   Series B-2, 3.75%, 12/1/24                          1,100,000
         600,000   Series B-3, 3.75%, 12/1/24                            600,000
       1,200,000   Series B-4, 3.75%, 12/1/24                          1,200,000
       1,910,000   Maverick County Industrial Developement
                   Revenue Bond, (La Quinta Motor Inns),
                   4.05%, 12/1/01                                      1,910,000
                                                                       7,810,000
Total Variable Rate Notes (amortized cost $61,397,410)                61,397,410
Total Investments - 96.4% (total cost $75,821,148)                    75,821,148
Cash, Receivables and Other Assets, net of Liabilities - 3.6%          2,850,186
Net Assets - 100%                                                    $78,671,334



                        NOTES TO SCHEDULE OF INVESTMENTS

*    Non-Income producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or foreign currency contracts.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 1995. Adjustable Rate Preferred Stock Dividend Rates are as of 10/31/95.
2) Money Market Funds may hold securities with stated maturities of greater than one year, when those securities have features which allow the Fund to "put" back the security to the issuer or to a third party within a year of acquisition.
     The maturity date shown in the security descriptions are the stated maturity dates.
DEM - German Deutschemarks
NZD - New Zealand Dollars


                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                                                                              Janus
                                                                              Janus         Janus      Janus Intermediate Short-Term
                                                                    Flexible Income   Federal Tax-Exempt    Government         Bond
For the year ended October 31, 1995 (all numbers in thousands)                 Fund          Fund         Securities Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                 $ 38,623         $  1,782         $  2,479      $  3,386
  Dividends                                                                   1,292             --               --              80
                                                                             39,915            1,782            2,479         3,466
Expenses:
  Advisory fees                                                               2,775              176              180           308
  Transfer agent fees and expenses                                            1,022              106              139           156
  Registration fees                                                             131               30               32            26
  Postage and mailing expenses                                                  245               33               46            51
  Custodian fees                                                                 66                6               12            12
  Printing expenses                                                              19                2                5             2
  Audit fees                                                                     20               13                8             8
  Trustees' fees and expenses                                                     6                1             --               1
  Other expenses                                                                 53               18               18            19
Total expenses                                                                4,337              385              440           583
Expense and fee offsets                                                         (27)             (14)              (1)           (6)
Net expenses                                                                  4,310              371              439           577
Less: Excess expense reimbursement                                             --               (180)            (205)         (269)
                                                                              4,310              191              234           308
Net investment income/(loss)                                                 35,605            1,591            2,245         3,158
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions                        (1,477)            (172)            (110)         (758)
Net realized gain/(loss) from foreign currency                                   36             --               --            (121)
Net realized gain/(loss) from futures contracts                              (1,353)            (145)              (8)         (984)
Change in net unrealized appreciation or depreciation of investments         34,614            2,038            1,347         1,234
Net gain/(loss) on investments                                               31,820            1,721            1,229          (629)
Net increase/(decrease) in net assets resulting from operations            $ 67,425         $  3,312         $  3,474      $  2,529


AN EXPLANATION OF THE STATEMENT OF OPERATIONS

     This financial statement details the Funds' income, expenses, and gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports both the dividends earned from stocks and interest earned from interest-bearing securities held in the portfolio.

     The next section reports the expenses incurred by the Funds' including the advisory fee paid to the investment advisor, the transfer agent fees for shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses to investors.

     The last section lists the increase or decrease in the value of securities held in the Funds' portfolio. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

As of October 31, 1995                                    Janus              Janus        Janus Intermediate        Janus
(all numbers in thousands except                     Flexible Income  Federal Tax-Exempt      Government       Short-Term Bond
net asset value per share)                                 Fund               Fund          Securities Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                      $562,329           $ 36,564           $ 37,002           $ 47,204
Investments at value                                     $582,414           $ 37,131           $ 37,647           $ 47,366
Cash                                                          121              1,571                  4                  2
Receivables:
  Investments sold                                          8,086                963               --                 --
  Fund shares sold                                          1,077                  1                  8                  6
  Interest                                                 11,291                609                455                797
Forward currency contracts                                     46               --                 --                 --
Other assets                                                   11               --                    1                 83
    Total Assets                                          603,046             40,275             38,115             48,254
Liabilities:
Payables:
  Investments purchased                                    21,070              7,411               --                 --
  Fund shares repurchased                                     572                206                 30                 67
  Dividends                                                   490                 21                 10                 10
  Advisory fee                                                289                 11                  3                 26
  Transfer agent fee                                          121                 11                 13                 13
  Variation margin - futures contracts                          5               --                 --                 --
Accrued expenses                                              140                 22                 28                 21
    Total Liabilities                                      22,687              7,682                 84                137
Net Assets                                               $580,359           $ 32,593           $ 38,031           $ 48,117
  Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                            60,795              4,737              7,635             16,925
Net Asset Value Per Share                                $   9.55           $   6.88           $   4.98           $   2.84


AN EXPLANATION OF THE STATEMENT OF ASSETS AND LIABILITIES

     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the fiscal period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared on stocks owned but not yet received, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.

     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' total net assets (assets minus liabilities) by the number of shares outstanding.


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

                                                                                    Janus                          Janus
                                                                                Flexible Income              Federal Tax-Exempt
For the year ended October 31 (all numbers in thousands)                             Fund                           Fund
                                                                              1995           1994           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                           $    35,605    $    33,228    $     1,591    $     1,476
Net realized gain/(loss) from investment transactions                       (2,794)        (7,953)          (317)        (1,592)
Change in unrealized net appreciation or depreciation of investments        34,614        (30,819)         2,038         (1,943)
Net increase/(decrease) in net assets resulting from operations             67,425         (5,544)         3,312         (2,059)
Dividends and Distributions to Shareholders:
Net investment income*                                                     (35,571)       (32,659)        (1,591)        (1,476)
Net realized gain from investment transactions                                --          (10,835)          --              (80)
Net decrease from dividends and distributions                              (35,571)       (43,494)        (1,591)        (1,556)
Capital Share Transactions:
Shares sold                                                                349,106        255,714         26,365         24,505
Reinvested dividends and distributions                                      27,431         34,014          1,284          1,290
Shares repurchased                                                        (205,377)      (336,461)       (23,241)       (23,047)
Net increase/(decrease) from capital share transactions                    171,160        (46,733)         4,408          2,748
Net increase/(decrease) in net assets                                      203,014        (95,771)         6,129           (867)
Net Assets:
Beginning of period                                                        377,345        473,116         26,464         27,331
End of Period                                                          $   580,359    $   377,345    $    32,593    $    26,464
Net Assets consist of:
Capital (par value and paid-in surplus)*                               $   570,403    $   399,242    $    33,935    $    29,531
Undistributed net investment income*                                           454            340           --             --
Undistributed net realized gain/(loss)* from investments                   (10,601)        (7,726)        (1,909)        (1,596)
Unrealized appreciation/(depreciation) of investments                       20,103        (14,511)           567         (1,471)
                                                                       $   580,359    $   377,345    $    32,593    $    26,464
Transactions in Fund Shares:
Shares sold                                                                 38,305         26,898          3,916          3,504
Reinvested distributions                                                     2,993          3,585            192            187
Total                                                                       41,298         30,843          4,108          3,691
Shares repurchased                                                         (22,614)       (35,552)        (3,475)        (3,331)
Net increase/(decrease)                                                     18,684         (5,069)           633            360
Shares outstanding beginning of period                                      42,111         47,180          4,104          3,744
Shares outstanding end of period                                            60,795         42,111          4,737          4,104
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                                $ 1,000,286    $   452,205    $    53,375    $    46,083
Proceeds from Sales of Securities                                          901,698        513,795         46,184         45,101
Purchases of Long-Term U.S. Government Obligations                         213,741         97,873           --             --
Proceeds from Sales of Long-Term U.S. Government Obligations               152,266        155,639           --             --

**********************

                                                                                Janus Intermediate                 Janus
                                                                                    Government                 Short-Term Bond
For the year ended October 31 (all numbers in thousands)                         Securities Fund                    Fund
                                                                               1995           1994           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                            $     2,245    $     2,318    $     3,158    $     3,625
Net realized gain/(loss) from investment transactions                          (118)        (2,564)        (1,863)        (1,744)
Change in unrealized net appreciation or depreciation of investments          1,347           (682)         1,234         (1,284)
Net increase/(decrease) in net assets resulting from operations               3,474           (928)         2,529            597
Dividends and Distributions to Shareholders:
Net investment income*                                                       (2,245)        (2,318)        (3,062)        (3,443)
Net realized gain from investment transactions                                 --             --             --             (248)
Net decrease from dividends and distributions                                (2,245)        (2,318)        (3,062)        (3,691)
Capital Share Transactions:
Shares sold                                                                  15,220         19,067         32,690         75,314
Reinvested dividends and distributions                                        2,015          2,092          2,664          3,286
Shares repurchased                                                          (17,150)       (45,980)       (40,989)       (97,317)
Net increase/(decrease) from capital share transactions                          85        (24,821)        (5,635)       (18,717)
Net increase/(decrease) in net assets                                         1,314        (28,067)        (6,168)       (21,811)
Net Assets:
Beginning of period                                                          36,717         64,784         54,285         76,096
End of Period                                                           $    38,031    $    36,717    $    48,117    $    54,285
Net Assets consist of:
Capital (par value and paid-in surplus)*                                $    41,400    $    41,316    $    51,328    $    56,963
Undistributed net investment income*                                              3              3              1             26
Undistributed net realized gain/(loss)* from investments                     (4,017)        (3,900)        (3,374)        (1,633)
Unrealized appreciation/(depreciation) of investments                           645           (702)           162         (1,071)
                                                                        $    38,031    $    36,717    $    48,117    $    54,285
Transactions in Fund Shares:
Shares sold                                                                   3,132          3,800         11,546         25,336
Reinvested distributions                                                        414            422            941          1,117
Total                                                                         3,546          4,222         12,487         26,453
Shares repurchased                                                           (3,544)        (9,139)       (14,449)       (32,730)
Net increase/(decrease)                                                           2         (4,917)        (1,962)        (6,277)
Shares outstanding beginning of period                                        7,633         12,550         18,887         25,164
Shares outstanding end of period                                              7,635          7,633         16,925         18,887
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                                        --             --      $    81,206    $   117,332
Proceeds from Sales of Securities                                              --             --           90,036        102,092
Purchases of Long-Term U.S. Government Obligations                      $    89,908    $   141,493         74,963         82,855
Proceeds from Sales of Long-Term U.S. Government Obligations                 90,221        166,869         70,371        111,465




AN EXPLANATION OF THE STATEMENT OF CHANGES IN NET ASSETS

     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in a Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gain distributions to investors. If investors receive their dividends in cash, money is taken out of the fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each fund's "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.


*See Note 3 in Notes to Financial Statements

See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding throughout                                              Janus Flexible Income Fund
each fiscal year or period ended October 31                  1995          1994          1993             1992(1)         1991(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    8.96     $   10.03     $    9.26        $    9.09        $   8.01
Income from investment operations
Net investment income                                         .72           .74           .77              .68             .68
Net gains or (losses) on securities (both realized
  and unrealized)                                             .59          (.86)          .79              .15            1.29
Total from investment operations                             1.31          (.12)         1.56              .83            1.97
Less distributions
Dividends (from net investment income)                       (.72)         (.72)         (.77)            (.66)           (.72)
Distributions (from capital gains)                           --            (.23)         (.02)            --              (.17)
Total distributions                                          (.72)         (.95)         (.79)            (.66)           (.89)
Net asset value, end of period                          $    9.55     $    8.96     $   10.03        $    9.26        $   9.09
Total return**                                              15.35%        (1.26%)       17.48%            9.43%          25.98%
Net assets, end of period (in thousands)                $ 580,359     $ 377,345     $ 473,116        $ 205,371        $ 72,145
Average net assets for the period (in thousands)        $ 450,001     $ 428,962     $ 337,568        $ 143,766        $ 33,260
Ratio of expenses to average net assets*                     0.96%         0.93%         1.00%(3)         1.00%(3)        1.00%(3)
Ratio of net investment income to average net assets*        7.91%         7.75%         7.96%            8.98%           9.38%
Portfolio turnover rate*                                      250%          137%          201%             210%             88%


For a share outstanding throughout                               Janus Federal Tax-Exempt Fund
each fiscal year or period ended October 31                 1995            1994            1993(4)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   6.45        $   7.30        $   7.00
Income from investment operations
Net investment income                                        .36             .36             .14
Net gains or (losses) on securities (both realized
  and unrealized)                                            .43            (.83)            .30
Total from investment operations                             .79            (.47)            .44
Less distributions
Dividends (from net investment income)                      (.36)           (.36)           (.14)
Distributions (from capital gains)                          --              (.02)           --
Total distributions                                         (.36)           (.38)           (.14)
Net asset value, end of period                          $   6.88        $   6.45        $   7.30
Total return**                                             12.60%          (6.62%)          6.33%**
Net assets, end of period (in thousands)                $ 32,593        $ 26,464        $ 27,331
Average net assets for the period (in thousands)        $ 29,318        $ 28,384        $ 16,038
Ratio of expenses to average net assets*                    0.70%(6)        0.65%(6)        0.75%(6)
Ratio of net investment income to average net assets*       5.43%           5.20%           4.58%
Portfolio turnover rate*                                     164%            160%            124%

****************************

For a share outstanding throughout                                          Janus Short-Term Bond Fund
each fiscal year or period ended October 31                     1995            1994            1993           1992(5)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   2.87        $   3.02        $   2.98        $  3.00
Income from investment operations
Net investment income                                            .18             .18             .14            .01
Net gains or (losses) on securities (both realized
  and unrealized)                                               (.03)           (.15)            .04           (.02)
Total from investment operations                                 .15             .03             .18           (.01)
Less distributions
Dividends (from net investment income)                          (.18)           (.17)           (.14)          (.01)
Distributions (from capital gains)                              --              (.01)           --             --
Total distributions                                             (.18)           (.18)           (.14)          (.01)
Net asset value, end of period                              $   2.84        $   2.87        $   3.02        $  2.98
Total return**                                                  5.55%           1.26%           6.17%         (0.19%)**
Net assets, end of period (in thousands)                    $ 48,117        $ 54,285        $ 76,096        $ 3,472
Average net assets for the period (in thousands)            $ 47,383        $ 59,584        $ 36,794        $   779
Ratio of expenses to average net assets*                        0.66%(7)        0.65%(7)        0.83%(7)       1.00%(7)
Ratio of net investment income to average net assets*           6.67%           6.08%           4.86%          3.22%
Portfolio turnover rate*                                         337%            346%            372%             7%


****************************

For a share outstanding throughout                                    Janus Intermediate Government Securities Fund
each fiscal year or period ended October 31                 1995            1994            1993            1992(1)         1991(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   4.81        $   5.16        $   5.36        $   5.35        $   5.00
Income from investment operations
Net investment income                                        .30             .25             .22             .22             .13
Net gains or (losses) on securities (both realized
  and unrealized)                                            .17            (.35)           (.09)            .01             .35
Total from investment operations                             .47            (.10)            .13             .23             .48
Less distributions
Dividends (from net investment income)                      (.30)           (.25)           (.22)           (.22)           (.13)
Distributions (from capital gains)                          --              --              (.11)           --              --
Total distributions                                         (.30)           (.25)           (.33)           (.22)           (.13)
Net asset value, end of period                          $   4.98        $   4.81        $   5.16        $   5.36        $   5.35
Total return**                                             10.19%          (1.89%)          2.68%           4.48%**         9.74%**
Net assets, end of period (in thousands)                $ 38,031        $ 36,717        $ 64,784        $ 69,702        $ 14,545
Average net assets for the period (in thousands)        $ 35,962        $ 46,621        $ 67,972        $ 39,960        $  5,814
Ratio of expenses to average net assets*                    0.65%(8)        0.65%(8)        0.91%(8)        1.00%(8)        1.00%(8)
Ratio of net investment income to average net assets*       6.24%           4.97%           4.27%           4.95%           5.93%
Portfolio turnover rate*                                     252%            304%            371%            270%              0%


(1)  Fiscal period from January 1, 1992 to October 31, 1992
(2)  Fiscal year ended December 31
(3)  The  ratio  was  1.01% in 1993,  1.21%  in 1992  and  1.74% in 1991  before voluntary waiver of certain fees incurred by the Fund
(4)  Fiscal period from May 3, 1993 (inception) to October 31, 1993
(5)  Fiscal period from September 1, 1992 (inception) to October 31, 1992
(6)  The  ratio  was  1.31% in 1995,  1.41%  in 1994  and  1.60% in 1993  before voluntary waiver of certain fees incurred by the Fund
(7)  The ratio was 1.23% in 1995, 1.15% in 1994, 1.40% in 1993 and 2.50% in 1992
     before voluntary waiver of certain fees incurred by the Fund
(8)  The ratio was 1.22% in 1995,  1.15% in 1994,  1.09% in 1993,  1.32% in 1992
     and 1.39% in 1991 before voluntary waiver of certain fees incurred by the Fund

*Annualized for periods less than one year
**Total return not annualized for periods of less than one year
See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

FINANCIAL HIGHLIGHTS - BOND FUNDS

     The Fund's expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities Inc. and uninvested cash balances earning interest with the Fund's custodian. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset.

     These changes are part of new disclosure requirements beginning this fiscal year. Prior years do not reflect these changes. Listed in the table are the expense ratios before and after offsets.

Expense Ratio Comparisons for Fiscal Year October 31, 1995

                                          Exense Ratio              Actual
                                        Prior to Offsets         Expense Ratio
--------------------------------------------------------------------------------
Janus Flexible Income Fund                    0.96%                  0.96%
Janus Federal Tax-Exempt Fund                 0.70%                  0.65%
Janus Intermediate Government
Securities Fund                               0.65%                  0.65%
Janus Short-Term Bond Fund                    0.66%                  0.65%




AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

     This schedule provides a per share breakdown of the components that affect the fund's NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the fund's NAV per share at the beginning of the fiscal period. The next line reports the fund's net investment income per share which is comprised of dividends and interest income earned on securities held by the Fund. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.

     Also included in the Financial Highlights is the fund's expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.

     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the fund during the reporting period. Don't confuse this ratio with a fund's yield. The net investment income ratio is not a true measure of a fund's yield because it doesn't take into account the dividends distributed to the fund's investors.

     The last ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the fund's investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.


                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

                                                                                                                         Janus
                                                                                  Janus               Janus             Tax-Exempt
For the period February 15, 1995 (inception)                                    Money Market  Government Money Market  Money Market
to October 31, 1995 (all numbers in thousands)                                     Fund                Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                        $26,427            $ 4,519           $ 1,637
                                                                                   26,427              4,519             1,637
Expenses:
  Advisory Fee for Investor Shares                                                    327                 62                40
  Advisory Fee for Institutional Shares                                               110                 13                 1
  Administrative Fee for Investor Shares                                            1,637                312               204
  Administrative Fee for Institutional Shares                                          55                  7              --
                                                                                    2,129                394               245
Net Investment Income:                                                            $24,298            $ 4,125           $ 1,392
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                                 9                  8                (3)
Net gain/(loss) on investments                                                          9                  8                (3)
Net increase/(decrease) in net assets resulting from operations                   $24,307            $ 4,133           $ 1,389



STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

                                                      Janus                            Janus                           Janus
As of October 31, 1995 (all numbers in              Money Market              Government Money Market        Tax-Exempt Money Market
thousands except net asset value)                      Fund                             Fund                            Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                       $962,046                        $138,225                       $ 75,821
  Cash                                                     111                              22                             64
  Receivables:
    Investments Sold                                     5,000                          29,887                          5,401
    Fund Shares Sold                                     1,989                             355                            259
    Interest                                             4,297                             363                            501
Total Assets                                          $973,443                        $168,852                       $ 82,046
Liabilities:
  Payables
    Investments Purchased                               21,700                           5,000                          3,055
    Fund Shares Repurchased                              2,195                             242                            275
    Dividends and Distributions                          1,012                              75                             10
    Advisory Fee                                            82                              13                              6
    Administrative Fee                                     283                              51                             29
Total Liabilities                                     $ 25,272                        $  5,381                       $  3,375
Total Net Assets                                      $948,171                        $163,471                       $ 78,671
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                        948,171                         163,471                         78,671
Net Asset Value Per Share                             $   1.00                        $   1.00                       $   1.00


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

                                                                                                                            Janus
                                                                                    Janus               Janus            Tax-Exempt
For the period February 15, 1995 (inception)                                  Money Market    Government Money Market   Money Market
to October 31, 1995 (all numbers in thousands)                                       Fund                Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                                   $    24,298            $   4,125            $  1,392
Net realized gain/(loss) from investment transactions                                    9                    8                  (3)
Change in unrealized net appreciation or depreciation
  of investments                                                                      --                   --                  --
Net increase/(decrease) in net assets resulting
  from operations                                                              $    24,307            $   4,133            $  1,389
Dividends and Distributions to Shareholders:
Net investment income:
  Investor Shares                                                              ($   17,868)           ($  3,353)           ($ 1,366)
  Institutional Shares                                                              (6,430)                (772)                (23)
Net realized gain/(loss) from investment transactions:
  Investor Shares                                                                       (6)                  (8)               --
  Institutional Shares                                                                  (3)                --                  --
Net decrease from dividends and distributions                                  ($   24,307)           ($  4,133)           ($ 1,389)
Capital Share Transactions:
Shares sold:
  Investor Shares                                                              $ 1,109,965            $ 183,758            $126,046
  Institutional Shares                                                           1,974,800              179,373              37,121
Reinvested dividends and distributions:
  Investor Shares                                                                   17,285                3,252               1,323
  Institutional Shares                                                               1,269                  435                  11
Shares repurchased:
  Investor Shares                                                                 (484,031)             (67,703)            (59,890)
  Institutional Shares                                                          (1,671,117)            (135,644)            (25,940)
Net increase/(decrease) from capital share transactions                        $   948,171            $ 163,471            $ 78,671
Net increase/(decrease) in net assets                                          $   948,171            $ 163,471            $ 78,671
Net Assets beginning of period                                                        --                   --                  --
Net Assets end of period                                                       $   948,171            $ 163,471            $ 78,671
Net Assets consist of:
Capital (par value and paid-in surplus)                                        $   948,171            $ 163,471            $ 78,671
Undistributed net investment income                                                   --                   --                  --
Undistributed net realized gain/(loss) from investments                               --                   --                  --
Unrealized appreciation/(depreciation) of investments                                 --                   --                  --
                                                                               $   948,171            $ 163,471            $ 78,671
Transactions in Fund Shares - Investor Shares
Shares Sold                                                                      1,109,965              183,758             126,046
Reinvested dividends and distributions                                              17,285                3,252               1,323
Total                                                                            1,127,250              187,010             127,369
Shares repurchased                                                                (484,031)             (67,703)            (59,890)
Net increase(decrease) in fund shares                                              643,219              119,307              67,479
Shares outstanding at beginning of period                                             --                   --                  --
Shares outstanding at end of period                                                643,219              119,307              67,479
Transactions in Fund Shares - Institutional Shares
Shares Sold                                                                      1,974,800              179,373              37,121
Reinvested dividends and distributions                                               1,269                  435                  11
Total                                                                            1,976,069              179,808              37,132
Shares repurchased                                                              (1,671,117)            (135,644)            (25,940)
Net increase/(decrease) in fund shares                                             304,952               44,164              11,192
Shares outstanding at beginning of period                                             --                   --                  --
Shares outstanding at end of period                                                304,952               44,164              11,192


                   Janus Funds October 31, 1995 Annual Report

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

                                                                    Janus                 Janus                Janus
For a share outstanding throughout the period                   Money Market      Government Money Market   Tax-Exempt Money Market
February 15, 1995 (inception) to October 31, 1995                    Fund                  Fund                 Fund
Investor Shares                                                       1995                  1995                 1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $    1.00             $    1.00             $   1.00
Income from investment operations:
Net investment income                                                  .04                   .04                  .02
Total from investment operations                                       .04                   .04                  .02
Less Dividends and Distributions:
Dividends (from net investment income)                                (.04)                 (.04)                (.02)
Total dividends and distributions                                     (.04)                 (.04)                (.02)
Net asset value at end of period                                 $    1.00             $    1.00             $   1.00
Total return*                                                         3.95%                 3.90%                2.40%
Net assets at end of period (in thousands)                       $ 643,219             $ 119,307             $ 67,479
Average net assets for the period (in thousands)                 $ 461,311             $  87,906             $ 57,366
Ratio of expenses to average net assets**                             0.60%(1)              0.60%(1)             0.60%(1)
Ratio of net investment income to average net assets**                5.56%                 5.40%                3.38%




                                                                                                               Janus
                                                                     Janus                Janus               Tax-Exempt
For a share outstanding throughout the period                      Money Market   Government Money Market   Money Market
April 17, 1995 (inception) to October 31, 1995                        Fund                 Fund                Fund
Institutional Shares                                                     1995                1995                1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                              $    1.00            $   1.00            $   1.00
Income from investment operations:
Net investment income                                                     .03                 .03                 .02
Total from investment operations                                          .03                 .03                 .02
Less Dividends and Distributions:
Dividends (from net investment income)                                   (.03)               (.03)               (.02)
Total dividends and distributions                                        (.03)               (.03)               (.02)
Net asset value at end of period                                    $    1.00            $   1.00            $   1.00
Total return*                                                            3.25%               3.20%               2.09%
Net assets at end of period (in thousands)                          $ 304,952            $ 44,164            $ 11,192
Average net assets for the period (in thousands)                    $ 202,427            $ 24,748            $  1,115
Ratio of expenses to average net assets**                                0.15%(2)            0.15%(2)            0.15%(2)
Ratio of net investment income to average net assets**                   5.86%               5.75%               3.82%


*Total return is not annualized for periods of less than one year
**Annualized
(1) The ratio was .70% before voluntary reduction of fees.
(2) The ratio was .35% before voluntary reduction of fees.


See Notes to Financial Statements

                   Janus Funds October 31, 1995 Annual Report

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income producing securities and three series of shares (the "Money Market Funds") invest exclusively in high quality money market instruments.

     The Janus Money Market, Janus Government Money Market and Janus Tax-Exempt Money Market Funds began operations on February 15, 1995 with the issuance of the investor class of shares.

     Effective April 17, 1995, the Janus Money Market, Janus Government Money Market and Janus Tax-Exempt Money Market Funds began offering an institutional class of shares. "Investor Shares" are available to the general public and "Institutional Shares" are available only to investors that meet the $250,000 minimum account size, and allow wire transactions only.

     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

INVESTMENT VALUATION

     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

     The Funds enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

     Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

ADDITIONAL INVESTMENT RISK

     A portion of the Janus Flexible Income Fund may be invested in lower rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

DIVIDEND DISTRIBUTIONS AND EXPENSES

     Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES

     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.


                   Janus Funds October 31, 1995 Annual Report

NOTES TO FINANCIAL STATEMENTS

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Bond Funds spells out the expenses that the Funds must pay. Each of the Funds are subject to the following schedule:

                           Average Daily Net    Annual Rate       Expense Limit
Fee Schedule                  Assets of Fund     Percentage (%)   Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income Fund    First $300 Million         .65         1.00*
                              Over $300 Million          .55
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund    First $300 Million         .65          .65*
                              Over $300 Million          .55
--------------------------------------------------------------------------------
Janus Intermediate            First $300 Million         .50          .65*
Government Securities Fund    Over $300 Million          .40
--------------------------------------------------------------------------------
Janus Federal                 First $300 Million         .60          .65*
Tax-Exempt Fund               Over $300 Million          .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits.

     Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. In addition, each class of shares of each Fund pays Janus Capital an administrative fee. This fee is .50% and .15% of average daily net assets for the investor shares and institutional shares, respectively. Janus Capital has voluntarily agreed to reduce its advisory fee for the Janus Money Market Funds to .10%. In addition, Janus Capital has voluntarily agreed to reduce the administrative fee on the institutional shares to .05%. All other expenses of the Money Market Funds, except Trustees fees and expenses and audit fees, are paid by Janus Capital. However, Janus Capital has agreed to reduce its fees to the extent of these expenses for the period ending 10/31/95.

     Janus Capital will reduce advisory fees to the extent that a Fund's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed the most restrictive state limitation, which is believed by the Funds to be 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the balance of a Fund's average net assets for a fiscal year.

     Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of $16 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out of pocket expenses.

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Investors Fiduciary Trust Company (IFTC), formerly 50% owned by DST, provides domestic custody services to the Bond Funds. Fees paid to DST and IFTC for the period ended October 31, 1995 are noted below.

                                                                           Fee
                                            DST Fees     IFTC Fees    Reduction*
--------------------------------------------------------------------------------
Janus Flexible Income Fund                  $275,926      $ 36,002      $ 27,302
Janus Federal Tax-Exempt Fund                 46,790        10,188        14,345
Janus Intermediate Government
  Securities Fund                             59,474         9,118           522
Janus Short-Term Bond Fund                    61,463        13,330         5,927
--------------------------------------------------------------------------------
* Interest earned on uninvested cash balances which serve to reduce the custodian fees.


3. FEDERAL INCOME TAX

     Gains and losses on forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Listed below are such currency gains or losses for the year or period ended October 31, 1995.

     Net capital loss carryovers noted below as of October 31, 1995 are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2003. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1995 are as follows:

                                    at October 31, 1995                    at October 31, 1995
                                    -------------------  ---------------------------------------------------------------------------
                                                                                                                             Net
                                             Currency    Net Capital Loss  Federal Tax    Unrealized     Unrealized    Appreciation/
                                          Gains/(Losses)     Carryovers       Cost       Appreciation  (Depreciation) (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                       81,306      10,433,198   $562,479,347   $ 21,201,661   $  1,267,225    $ 19,934,436
Janus Federal Tax-Exempt Fund                      --         1,908,578     36,563,942        693,479       (126,571)        566,908
Janus Intermediate Government
Securities Fund                                    --         4,010,719     37,008,287        642,380         (4,057)        638,323
Janus Short-Term Bond Fund                     (121,381)      3,360,334     47,217,516        184,498        (36,188)        148,310


                   Janus Funds October 31, 1995 Annual Report

     Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 1995 have been reclassified among the components of net assets as follows:


                                      Undistributed    Undistributed
                                     Net Investment     Net Realized     Paid-In
                                             Income    Gains/(Losses)    Capital
--------------------------------------------------------------------------------
Janus Flexible Income Fund                   80,624       (81,897)        1,273
Janus Federal Tax-Exempt Fund                    35         3,894        (3,929)
Janus Intermediate Government
Securities Fund                                --           1,060        (1,060)
Janus Short-Term Bond Fund                 (122,489)      122,489          --
--------------------------------------------------------------------------------
Net investment income, net realized gains and net assets were not affected by these changes.


                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF JANUS INVESTMENT FUND

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus Intermediate Government Securities Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds"), at October 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Denver, Colorado
November 30, 1995